                                                                    Exhibit 4.10


================================================================================





                               THE TIMKEN COMPANY



                                       and



                              THE BANK OF NEW YORK

                                   as Trustee





                                    INDENTURE






                          Dated as of February __, 1998




================================================================================

                             CROSS REFERENCE SHEET*

                             -----------------------

                                     Between

                  Provisions of the Trust Indenture Act of 1939 and Indenture dated as of February __, 1998 among THE TIMKEN COMPANY and THE BANK OF NEW YORK,
Trustee:

Section of the Act                                            Section of Indenture
------------------                                            --------------------

310(a) (1) and (2)                                            6.9
310(a) (3) and (4)                                            Inapplicable
310(a)(5)............................................         6.8
310(b)...............................................         6.8 and 6.10(a), (b) and (d)
310(c)...............................................         Inapplicable
311(a)...............................................         6.13
311(b)...............................................         6.13
311(c)...............................................         Inapplicable
312(a)...............................................         4.1 and 4.2(a)
312(b)...............................................         4.2(a) and (b)(i) and (ii)
312(c)...............................................         4.2(c)
313(a)...............................................         4.4
313(b) (1)...........................................         Inapplicable
313(b) (2)...........................................         4.4(a)
313(c)...............................................         4.4(a)
313(d)...............................................         4.4(b)
314(a)...............................................         4.3
314 (b)..............................................         Inapplicable
314(c) (1) and (2)...................................         11.5
314(c) (3)...........................................         Inapplicable
314(d)...............................................         Inapplicable
314(e)...............................................         11.5
314(f)...............................................         Inapplicable
315(a) (1), (c) and (d)..............................         6.1
315(b)...............................................         5.11
315(e)...............................................         5.12
316(a) (1)...........................................         5.9 and 5.10
315(a) (2)...........................................         Not required
316(a) (last sentence)...............................         Definition of "Outstanding"
316(b)...............................................         5.7
317(a)...............................................         5.2
317(b)...............................................         3.4(a) and (b)
318(a)...............................................         11.7

*This Cross Reference Sheet is not part of the Indenture.

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

PARTIES.......................................................................................................... 1

RECITALS......................................................................................................... 1

         Authorization of Indenture.............................................................................. 1
         Company Compliance with Legal Requirements.............................................................. 1
         Purpose of and Consideration for Indenture.............................................................. 1

                                                    ARTICLE ONE

                                                    DEFINITIONS

SECTION 1.1             Certain Terms Defined.................................................................... 1
                        Attributable Debt........................................................................ 1
                        Authorized Newspaper..................................................................... 1
                        Board of Directors....................................................................... 2
                        Board Resolution......................................................................... 2
                        Business Day............................................................................. 2
                        Commission............................................................................... 2
                        Consolidated Net Tangible Assets......................................................... 2
                        Corporate Trust Office................................................................... 2
                        Coupon................................................................................... 2
                        Depositary............................................................................... 2
                        Dollar................................................................................... 2
                        Domestic Subsidiary...................................................................... 2
                        ECU...................................................................................... 2
                        European Communities..................................................................... 2
                        Event of Default......................................................................... 2
                        Exempted Debt.............................................................................2
                        Foreign Currency......................................................................... 3
                        Funded Debt.............................................................................. 3
                        Global Security.......................................................................... 3
                        Holder, holder of Securities, Securityholder............................................. 3
                        Indenture................................................................................ 3
                        interest................................................................................. 3
                        Issuer................................................................................... 3
                        Issuer Order............................................................................. 3
                        Officers' Certificate.................................................................... 3
                        Opinion of Counsel....................................................................... 3
                        Original Issue Date...................................................................... 3
                        Original Issue Discount Security......................................................... 3
                        Outstanding.............................................................................. 3
                        Person................................................................................... 4
                        principal................................................................................ 4
                        Principal Manufacturing Property......................................................... 4
                        Registered Security...................................................................... 4
                        Responsible Officer...................................................................... 4
                        Security or Securities................................................................... 5
                        Subsidiary............................................................................... 5
                        Trust Indenture Act of 1939.............................................................. 5
                        Trustee.................................................................................. 5


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


                                                                                                               Page
                                                                                                               ----

                        Unregistered Security.................................................................... 5
                        U. S. Government Obligations............................................................. 5
                        Vice President........................................................................... 5
                        Voting Stock............................................................................. 5
                        Yield to Maturity........................................................................ 5

                                                    ARTICLE TWO

                                                    SECURITIES

SECTION 2.1             Forms Generally.......................................................................... 5
SECTION 2.2             Form of Trustee's Certificate of Authentication.......................................... 6
SECTION 2.3             Amount Unlimited; Issuable in Series..................................................... 6
SECTION 2.4             Authentication and Delivery of Securities................................................ 7
SECTION 2.5             Execution of Securities.................................................................. 8
SECTION 2.6             Certificate of Authentication............................................................ 9
SECTION 2.7             Denomination and Date of Securities; Payments of Interest................................ 9
SECTION 2.8             Registration, Transfer and Exchange...................................................... 9
SECTION 2.9             Mutilated, Defaced, Destroyed, Lost and Stolen Securities................................11
SECTION 2.10            Cancellation of Securities; Destruction Thereof......................................... 11
SECTION 2.11            Temporary Securities.................................................................... 11
SECTION 2.12            Medium-Term Notes....................................................................... 12
SECTION 2.13            Global Securities....................................................................... 12
SECTION 2.14            Computation of Interest................................................................. 13
SECTION 2.15            CUSIP Numbers........................................................................... 13

                                                  ARTICLE THREE

                                            COVENANTS OF THE ISSUER

SECTION 3.1             Payment of Principal and Interest....................................................... 14
SECTION 3.2             Offices for Payments, etc............................................................... 14
SECTION 3.3             Appointment to Fill a Vacancy in Office of Trustee...................................... 15
SECTION 3.4             Paying Agents........................................................................... 15
SECTION 3.5             Written Statement to Trustee............................................................ 15
SECTION 3.6             Luxembourg Publications..................................................................15
SECTION 3.7             Limitation on Liens..................................................................... 16
SECTION 3.8             Limitation on Sale and Lease-Back....................................................... 16
SECTION 3.9             Calculation of Original Issue Discount.................................................. 17

                                                   ARTICLE FOUR

                                     SECURITYHOLDERS LISTS AND REPORTS BY
                                          THE ISSUER AND THE TRUSTEE

SECTION 4.1             Issuer to Furnish Trustee Information as to Names and Addresses of
                        Securityholders......................................................................... 17
SECTION 4.2             Preservation and Disclosure of Securityholders Lists.................................... 17
SECTION 4.3             Reports by the Issuer................................................................... 18
SECTION 4.4             Reports by the Trustee...................................................................19

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
                                                                                                               Page
                                                                                                               ----

                                                   ARTICLE FIVE

                                 REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                                                ON EVENT OF DEFAULT

SECTION 5.1             Event of Default Defined; Acceleration of Maturity; Waiver of Default................... 19
SECTION 5.2             Collection of Indebtedness by Trustee; Trustee May Prove Debt............................21
SECTION 5.3             Application of Proceeds................................................................. 22
SECTION 5.4             Suits for Enforcement................................................................... 23
SECTION 5.5             Restoration of Rights on Abandonment of Proceedings..................................... 23
SECTION 5.6             Limitations on Suits by Securityholders................................................. 23
SECTION 5.7             Unconditional Right of Securityholders to Institute Certain Suits....................... 23
SECTION 5.8             Powers and Remedies Cumulative; Delay or Omission Not Waiver of
                        Default................................................................................. 23
SECTION 5.9             Control by Holders of Securities........................................................ 24
SECTION 5.10            Waiver of Past Defaults................................................................. 24
SECTION 5.11            Trustee to Give Notice of Default, But May Withhold in Certain
                        Circumstances............................................................................24
SECTION 5.12            Right of Court to Require Filing of Undertaking to Pay Costs.............................25

                                                   ARTICLE SIX

                                             CONCERNING THE TRUSTEE

SECTION 6.1              Duties and Responsibilities of the Trustee; During Default; Prior to
                         Default................................................................................ 25
SECTION 6.2              Certain Rights of the Trustee.......................................................... 26
SECTION 6.3              Trustee Not Responsible for Recitals, Disposition of Securities or
                         Application of Proceeds Thereof.........................................................27
SECTION 6.4              Trustee and Agents May Hold Securities Or Coupons; Collections, etc.....................27
SECTION 6.5              Moneys Held by Trustee..................................................................27
SECTION 6.6              Compensation and Indemnification of Trustee and Its Prior Claim.........................27
SECTION 6.7              Right of Trustee to Rely on Officers' Certificate, etc..................................27
SECTION 6.8              Qualification of Trustee; Conflicting Interests.........................................28
SECTION 6.9              Persons Eligible for Appointment as Trustee.............................................28
SECTION 6.10             Resignation and Removal; Appointment of Successor Trustee...............................28
SECTION 6.11             Acceptance of Appointment by Successor Trustee..........................................29
SECTION 6.12             Merger; Conversion; Consolidation or Succession to Business of Trustee..................30
SECTION 6.13             Preferential Collection of Claims Against the Issuer....................................30
SECTION 6.14             Appointment of Authenticating Agent.....................................................30

                                                   ARTICLE SEVEN

                                          CONCERNING THE SECURITYHOLDERS

SECTION 7.1              Evidence of Action Taken by Securityholders.............................................31
SECTION 7.2              Proof of Execution of Instruments and of Holding of Securities..........................31
SECTION 7.3              Holders to Be Treated as Owners.........................................................32
SECTION 7.4              Reserved................................................................................32
SECTION 7.5              Right of Revocation of Action Taken.....................................................32

                                                                                                               Page

                                                   ARTICLE EIGHT

                                             SUPPLEMENTAL  INDENTURES

SECTION 8.1              Supplemental Indentures Without Consent of Securityholders..............................33
SECTION 8.2              Supplemental Indentures With Consent of Securityholders.................................33
SECTION 8.3              Effect of Supplemental Indenture........................................................34
SECTION 8.4              Documents to Be Given to Trustee........................................................34
SECTION 8.5              Notation on Securities in Respect of Supplemental Indentures............................35

                                                   ARTICLE NINE

                                     CONSOLIDATION, MERGER, SALE OR CONVEYANCE

SECTION 9.1              Issues May Consolidate; Merge;  etc.; on Certain Terms..................................35
SECTION 9.2              Successor Issuer Substituted............................................................35
SECTION 9.3              Opinion of Counsel to Trustee...........................................................35

                                                    ARTICLE TEN

                                     SATISFACTION AND DISCHARGE OF INDENTURE;
                                                 UNCLAIMED MONEYS

SECTION 10.1             Satisfaction and Discharge of Indenture.................................................36
SECTION 10.2             Application by Trustee of Funds Deposited for Payment of Securities.....................36
SECTION 10.3             Repayment of Moneys Held by Paying Agent................................................36
SECTION 10.4             Return of Moneys Held by Trustee and Paying Agent Unclaimed for
                         Two Years...............................................................................36
SECTION 10.5             Indemnity for U.S. Government Obligations...............................................37

                                                  ARTICLE ELEVEN

                                             MISCELLANEOUS PROVISIONS

SECTION 11.1             Incorporators, Stockholders, Officers and Directors of Issuer Exempt
                         from Individual Liability...............................................................37
SECTION 11.2             Provisions of Indenture for the Sole Benefit of Parties and Holders
                         of Securities and Coupons...............................................................37
SECTION 11.3             Successors and Assigns of Issuer Bound by Indenture.....................................37
SECTION 11.4             Notices and Demands on Issuer, Trustee and Holders of Securities
                         and Coupons.............................................................................37
SECTION 11.5             Officers' Certificates and Opinions of Counsel; Statements to Be
                         Contained Therein.......................................................................38
SECTION 11.6             Payments Due on Saturdays, Sundays and Holidays.........................................38
SECTION 11.7             Conflict of Any Provision of Indenture with Trust Indenture Act of 1939.................38
SECTION 11.8             New York Law to Govern..................................................................39
SECTION 11.9             Counterparts............................................................................39
SECTION 11.10            Effect of Headings......................................................................39
SECTION 11.11            Securities in a Foreign Currency or in ECUs ............................................39
SECTION 11.12            Judgment Currency.......................................................................39

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                                                  ARTICLE TWELVE

                                    REDEMPTION OF SECURITIES AND SINKING FUNDS

SECTION 12.1             Applicability of Article................................................................40
SECTION 12.2             Notice of Redemption; Partial Redemptions...............................................40
SECTION 12.3             Payment of Securities Called for Redemption.............................................41
SECTION 12.4             Exclusion of Certain Securities from Eligibility for Selection for
                         Redemption..............................................................................41
SECTION 12.5             Mandatory and Optional Sinking Funds....................................................41

                                                 ARTICLE THIRTEEN

                                         MEETING OF HOLDERS OF SECURITIES

SECTION 13.1             Purposes for Which Meeting May Be Called................................................43
SECTION 13.2             Call, Notice and Place of Meetings......................................................43
SECTION 13.3             Persons Entitled to Vote at Meetings....................................................43
SECTION 13.4             Quorum; Action..........................................................................43
SECTION 13.5             Determination of Voting Rights; Conduct and Adjournment of
                         Meetings................................................................................44
SECTION 13.6             Counting Votes and Recording Action of Meetings.........................................45


TESTIMONIUM......................................................................................................45

SIGNATURES.......................................................................................................45

Exhibit A                Form of Fixed Rate Medium-Term Note, Series A

Exhibit B                Form of Floating Rate Medium-Term Note, Series A

                             THIS INDENTURE, dated as of February __, 1998
between THE TIMKEN COMPANY, an Ohio corporation (the "Issuer"), and THE BANK OF NEW YORK, a New York banking corporation (the "Trustee").

                                   WITNESSETH:

                             WHEREAS, the Issuer has duly authorized the issue
from time to time of its unsecured debentures, notes or other evidences of indebtedness to be issued in one or more series (the "Securities") pursuant to this Indenture; and

                             WHEREAS, all things necessary to make this
Indenture a valid indenture and agreement according to its terms have been done;

                             NOW, THEREFORE:

                             In consideration of the premises and the purchases
of the Securities by the holders thereof, the Issuer and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective holders from time to time of the Securities and of the Coupons, if any, appertaining thereto as follows:

                                   ARTICLE ONE

                                   DEFINITIONS

                             SECTION 1.1 CERTAIN TERMS DEFINED. The following
terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture that are defined in the Trust Indenture Act of 1939 (the "TIA") or the definitions of which in the Securities Act of 1933 (the "Securities Act") are referred to in the TIA, including terms defined therein by reference to the Securities Act (except as herein otherwise expressly provided or unless the context otherwise clearly requires), shall have the meanings assigned to such terms in the TIA and in the Securities Act as in force at the date of this Indenture. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with "generally accepted accounting principles, and the term "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" means such accounting principles as are generally accepted at the time of any computation. The words "HEREIN", HEREOF" and "HEREUNDER" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.

                             "ATTRIBUTABLE DEBT" means, as to any particular
lease under which any Person is at the time liable, at any date as of which the amount thereof is to be determined, the total net amount of rent required to be paid by such Person under such lease during the remaining term thereof (after giving effect to any extensions at the option of the lessee), discounted from the respective due dates thereof to such date at the average rate per annum borne by the Securities for the preceding 365 days. The net amount of rent required to be paid under any such lease for any such period shall be the amount of the rent payable by the lessee with respect to such period, after excluding amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water and utility rates and similar charges. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.

                             "AUTHORIZED NEWSPAPER" means a newspaper (which, in
the case of The City of New York, will, if practicable, be The Wall Street Journal (Eastern Edition), in the case of the United Kingdom, will, if practicable, be the Financial Times (London Edition) and, in the case of Luxembourg, will, if practicable, be the Luxemburger Wort, generally published at least once a day for at least five days in each calendar week and of general circulation in The City of New York, the United Kingdom or in Luxembourg, as applicable. If it shall be impractical in the opinion of the Trustee to make any publication of any notice required hereby in an Authorized Newspaper, any publication or other notice in lieu thereof which is made or given with the approval of the Trustee shall constitute a sufficient publication of such notice.

                             "BOARD OF DIRECTORS" means either the Board of
Directors of the Issuer or any committee of such Board duly authorized to act on its behalf.

                             "BOARD RESOLUTION" means a copy of one or more
resolutions, certified by the secretary or an assistant secretary of the Issuer to have been duly adopted by the Board of Directors and to be in full force and effect, and delivered to the Trustee.

                             "BUSINESS DAY" means, with respect to any Security,
a day that in the city (or in any of the cities, if more than one) in which amounts are payable, as specified in the form of such Security, is not a day on which banking institutions are authorized by law or regulation to close.

                             "COMMISSION" means the Securities and Exchange
Commission, as from time to time constituted, created under the Securities Exchange Act of 1934 (the "Exchange Act"), or if at any time after the execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the TIA, then the body performing such duties on such date.

                             "CONSOLIDATED NET TANGIBLE ASSETS" means the
aggregate amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom (a) all current liabilities (excluding any thereof constituting Funded Debt by reason of being renewable or extendible) and (b) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other intangibles, all as set forth on the most recent consolidated balance sheet of the Issuer and its consolidated Subsidiaries and computed in accordance with generally accepted accounting principles.

                             "CORPORATE TRUST OFFICE" means the office of the
Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date as of which this Indenture is dated, located at 101 Barclay Street, Floor 21 West, New York, New York 10286.

                             "COUPON" means any interest coupon appertaining to
a Security.

                             "DEPOSITARY" means, with respect to the Securities
of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depositary by the Issuer pursuant to
Section 2.3 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Securities of that series.

                             "DOLLAR" means the coin or currency of the United
States of America as at the time of payment is legal tender for the payment of public and private debts.

                             "DOMESTIC SUBSIDIARY" means a Subsidiary of the
Issuer except a Subsidiary (a) which neither transacts any substantial portion of its business nor regularly maintains any substantial portion of its fixed assets within the United States of America, or (b) which is engaged primarily in financing the operation of the Issuer or its Subsidiaries, or both, outside the United States of America.

                             "ECU" means the European Currency Unit as defined
and revised from time to time by the Council of European Communities.

                             "EUROPEAN COMMUNITIES" means the European Economic
Community (the "EEC"), the European Coal and Steel Community and Euratom.

                             "EVENT OF DEFAULT" means any event or condition
specified as such in Section 5.1.

                             "EXEMPTED DEBT" means the sum of the following
items outstanding as of the date Exempted Debt is being determined: (i) indebtedness of the Issuer and its Subsidiaries incurred after the date of this Indenture and secured by mortgages created or assumed pursuant to Section 3.7(b) and (ii) Attributable Debt of the Issuer and its Subsidiaries in respect of every sale and leaseback transaction entered into after the date of this Indenture and pursuant to Section 3.8(b).

                             "FOREIGN CURRENCY" means a currency issued by the
government of a country other than the United States of America.

                             "FUNDED DEBT" means all indebtedness for money
borrowed having a maturity of more than 12 months from the date as of which the amount thereof is to be determined or having a maturity of less than 12 months from the date as of which the amount thereof is to be determined but by its terms being renewable or extendible beyond 12 months from such date at the option of the borrower.

                             "GLOBAL SECURITY" means a Security that pursuant to
Section 2.1 is issued to evidence a series of Securities, that is delivered to the Depositary or pursuant to the instructions of the Depositary and that shall be registered in the name of the Depositary or its nominee.

                             "HOLDER", "HOLDER OF SECURITIES" OR
"SECURITYHOLDER" or other similar terms mean (a) in the case of any Registered Security, the person in whose name such Security is registered in the security register kept by the Issuer for that purpose in accordance with the terms hereof, and (b) in the case of any Unregistered Security, the bearer of such Security, or any Coupon appertaining thereto, as the case may be.

                             "INDENTURE" means this instrument as originally
executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented, and shall include the forms and terms of the particular series of Securities established as contemplated hereunder.

                             "INTEREST" means, when used with respect to
non-interest bearing Securities, interest payable after maturity.

                             "ISSUER" means (except as otherwise provided in
Article Six) The Timken Company, an Ohio corporation, and, subject to Article Nine, its successors and assigns.

                             "ISSUER ORDER" means a written statement, request
or order of the Issuer signed in its name by the Chairman-Board of Directors, the President, the Vice President-Finance and Treasurer, Director-Finance, Vice President and General Counsel or Vice President-Strategic Management of the Issuer.

                             "OFFICERS' CERTIFICATE" means a certificate signed
by the Chairman - Board of Directors, the President, or a Vice President and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Issuer and delivered to the Trustee. Each such certificate shall include the statements provided for in Section 11.5, if and to the extent required hereby.

                             "OPINION OF COUNSEL" means an opinion in writing
signed by the (i) general corporate counsel or (ii) such other legal counsel who may be an employee of or counsel to the Issuer and who shall be satisfactory to the Trustee. Each such opinion shall include the statements provided for in
Section 11.5, if and to the extent required hereby.

                             "ORIGINAL ISSUE DATE" of any Security (or portion
thereof) means the earlier of (a) the date of such Security or (b) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

                             "ORIGINAL ISSUE DISCOUNT SECURITY" means any
Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 5.1.

                             "OUTSTANDING" (except as otherwise provided in
Section 6.8), when used with reference to Securities, means, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture including any Global Security except

                             (a) Securities theretofore canceled by the Trustee
                         or delivered to the Trustee for cancellation;

                             (b) Securities, or portions thereof, for the
                         payment or redemption of which moneys or U.S. Government Obligations (as provided for in Section 10.1) in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Issuer) or shall have been set aside, segregated and held in trust by the Issuer for the holders of such Securities (if the Issuer shall act as its own paying agent), PROVIDED that if such Securities, or portions thereof, are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

                             (c) Securities in substitution for which other
                         Securities shall have been authenticated and delivered, or which shall have been paid, pursuant to the terms of
                         Section 2.9 (except with respect to any such Security as to which proof satisfactory to the Trustee is presented that such Security is held by a person in whose hands such Security is a legal, valid and binding obligation of the Issuer).

Provided that in determining whether the holders of the requisite principal amount of Outstanding Securities of any or all series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (a) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 5.1, and
(b) Securities owned beneficially by the Issuer or any other obligor on the Securities with respect to which such determination is being made or any Person, directly or indirectly, controlling or controlled by or under direct or indirect control with the Issuer or any other obligor on the Securities with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Securities so owned by the Issuer which have been pledged in good faith may be regarded as Outstanding for such purpose if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer.

                             "PERSON" means any individual, corporation,
partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                             "PRINCIPAL" whenever used with reference to the
Securities or any Security or any portion thereof, shall be deemed to include "and premium, if any".

                             "PRINCIPAL MANUFACTURING PROPERTY" means any
building, structure or other facility, together with the land upon which it is erected and fixtures comprising a part thereof, used primarily for manufacturing or warehousing and located in the United States of America, owned or leased by the Issuer or any Subsidiary, other than any such building, structure or other facility or portion thereof or any such land or fixture (i) which is financed by obligations issued by a State, or a possession of the United States, or any political subdivision of any of the foregoing, or the District of Columbia, the interest on which is excludable from gross income of the holders thereof pursuant to the provisions of [Section 103(a)(1)] of the Internal Revenue Code (or any successor of such provision) as in effect at the time of the issuance of such obligations, or (ii) which, in the opinion of the Board of Directors of the Issuer, is not of material importance to the total business conducted by the Issuer and its Subsidiaries as a whole.

                             "REGISTERED SECURITY" means any Securities
registered on the security register of the Trustee.

                             "RESPONSIBLE OFFICER" when used with respect to the
Trustee means any vice president, any trust officer, any assistant trust officer, any assistant secretary, any assistant treasurer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

                             "SECURITY" OR "SECURITIES" (except as otherwise
provided in Section 6.8) has the meaning stated in the first recital of this Indenture.

                             "SUBSIDIARY" means a corporation at least a
majority of the outstanding Voting Stock of which is owned or controlled, directly or indirectly, by the Issuer or by one or more Subsidiaries of the Issuer, or by the Issuer and one or more Subsidiaries of the Issuer.

                             "TRUST INDENTURE ACT OF 1939" (except as otherwise
provided in Sections 8.1 and 8.2) means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was originally executed.

                             "TRUSTEE" means the Person identified as "Trustee"
in the first paragraph hereof and, subject to the provisions of Article Six, shall also include any successor trustee. "Trustee" shall also mean or include each Person who is then a trustee hereunder and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the trustee with respect to the Securities of such series.

                             "UNREGISTERED SECURITY" means any Security other
than a Registered Security.

                             "U.S. GOVERNMENT OBLIGATIONS" means (i) direct
obligations of the United States for which its full faith and credit are pledged for the full and timely payment thereof, (ii) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States, the full and timely payment of which is unconditionally guaranteed as a full faith and credit obligation of the United States, or (iii) certificates or receipts representing direct ownership interests in obligations or specified portions (such as principal or interest) of obligations described in (i) or
(ii), which obligations are held by a custodian in safekeeping on behalf of such certificates or receipts.

                             "VICE PRESIDENT" when used with respect to the
Issuer or the Trustee, means any Vice President, whether or not designated by a number or a word or words added before or after the title of "Vice President".

                             "VOTING STOCK" means stock of the class or classes
having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such corporation (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

                             "YIELD TO MATURITY" means the yield to maturity on
a series of securities, calculated at the time of issuance of such series, or, if applicable, at the most recent redetermination of interest on such series, and calculated in accordance with accepted financial practice.

                                   ARTICLE TWO

                                   SECURITIES

                             SECTION 2.1 FORMS GENERALLY. The Securities of each
series and the Coupons, if any, to be attached thereto shall be substantially in the form of Exhibit A or Exhibit B to this Indenture or such other form (not inconsistent with this Indenture) as shall be established by or pursuant to one or more Board Resolutions (as set forth in a Board Resolution or, if so authorized by Board Resolution, by an Officers' Certificate) or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture. The Securities may have imprinted or otherwise reproduced thereon such legend or legends or endorsements, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with any rules of any securities exchange or to conform to general usage, all as may be determined by the officers executing such Securities and Coupons, if any, as evidenced by their execution of the Securities and Coupons.

                             The definitive Securities and Coupons, if any,
shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities and Coupons, if any, as evidenced by their execution of such Securities and Coupons, if any.

                             SECTION 2.2 FORM OF TRUSTEE'S CERTIFICATE OF
AUTHENTICATION. The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

                             This is one of the Securities of the series
designated herein and referred to in the within-mentioned Indenture.


                         THE BANK OF NEW YORK,

                         as Trustee



                         By
                           ---------------------------------

                              Authorized Signatory

                             SECTION 2.3 AMOUNT UNLIMITED; ISSUABLE IN SERIES.
The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

                             The Securities may be issued in one or more series.
There shall be established in or pursuant to one or more Board Resolutions and set forth in a Board Resolution, or, if so authorized by Board Resolution, in an Officers' Certificate detailing such establishment, and/or established in one or more indentures supplemental hereto, prior to the initial issuance of Securities of any series,

                             (1) the designation of the Securities of the series
                          (which may be part of a series of Securities previously issued);

                             (2) any limit upon the aggregate principal amount
                         of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to
                         Section 2.8, 2.9, 2.11, 8.5 or 12.3);

                             (3) if other than Dollars, the coin or currency in
                         which the Securities of that series are denominated (including, but not limited to, any Foreign Currency or ECU);

                             (4) any date on which the principal of the
                          Securities of the series is payable;

                             (5) the rate or rates at which the Securities of
                         the series shall bear interest, if any, the date or dates from which such interest shall accrue, on which such interest shall be payable and on which a record shall be taken for the determination of Holders to whom interest is payable and/or the method by which such rate or rates or date or dates shall be determined;

                             (6) the place or places where the principal of and
                         any interest on Securities of the series shall be payable (if other than as provided in Section 3.2);

                             (7) the price or prices at which, the period or
                         periods within which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Issuer, pursuant to any sinking fund or otherwise;

                             (8) the obligation, if any, of the Issuer to
                         redeem, purchase or repay Securities of the series pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which and the period or periods within which and any terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

                             (9) if other than denominations of $1,000 and any
                         integral multiple of $1,000 in excess thereof in the case of Registered Securities, the denominations in which Securities of the series shall be issuable.

                             (10) if other than the principal amount thereof,
                         the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof;

                             (11) if other than the coin or currency in which
                         the Securities of that series are denominated, the coin or currency in which payment of the principal of or interest on the Securities of such series shall be payable;

                             (12) if the principal of or interest on the
                         Securities of such series are to be payable, at the election of the Issuer or a holder thereof, in a coin or currency other than that in which the Securities are denominated, the period or periods within which, and the terms and conditions upon which, such election may be made;

                             (13) if the amount of payments of principal of and
                         interest on the Securities of the series may be determined with reference to an index based on a coin or currency other than that in which the Securities of the series are denominated, the manner in which such amounts shall be determined;

                             (14) whether the Securities of the series will be
                         issuable as Registered Securities or Unregistered Securities (with or without Coupons), or both, any restrictions applicable to the offer, sale or delivery of Unregistered Securities and, if other than as provided in Section 2.8, the terms upon which Unregistered Securities of any series may be exchanged for Registered Securities of such series and vice versa;

                             (15) whether and under what circumstances the
                         Issuer will pay additional amounts on the Securities of the series held by a person who is not a U.S. person in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Issuer will have the option to redeem such Securities rather than pay such additional amounts;

                             (16) if the Securities of such series are to be
                         issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and terms of such certificates, documents or conditions;

                             (17) whether or not the Securities of such series
                         shall be issued in whole or in part in the form of a Global Security and, if so, the Depositary for such Global Security;

                             (18) any trustees, authenticating or paying agents,
                         transfer agents or registrars or any other agents with respect to the Securities of such series;

                             (19) any other events of default or covenants not
                         described in this Indenture with respect to the Securities of such series; and

                             (20) any other terms of the series (which terms
                         shall not be inconsistent with the provisions of this Indenture).

                             SECTION 2.4 AUTHENTICATION AND DELIVERY OF
SECURITIES. The Issuer may deliver Securities of any series having attached thereto appropriate Coupons, if any, executed by the Issuer to the Trustee for authentication together with the applicable documents referred to below in this Section, and the Trustee shall thereupon authenticate and deliver such Securities to or upon the order of the Issuer (contained in the Issuer Order referred to below in this Section), or pursuant to such procedures acceptable to the Trustee and to such recipients as may be specified from time-to-time by an Issuer Order. The maturity date, Original Issue Date, interest rate and any other terms of the Securities of such series and Coupons, if any, appertaining thereto shall be determined by or pursuant to such Issuer Order and procedures. If provided for in such procedures, such Issuer Order may authorize authentication and delivery pursuant to oral instructions from the Issuer or its duly authorized agent, which instructions shall be promptly confirmed in writing. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall receive, and (subject to Section 6.1) shall be fully protected in relying upon:

                             (1) an Issuer Order requesting such authentication
                         and setting forth delivery instructions if the Securities and Coupons, if any, are not to be delivered to the Issuer;

                             (2) any Board Resolution, Officers' Certificate
                         and/or executed supplemental indenture referred to in Sections 2.1 and 2.3 by or pursuant to which the forms and terms of the Securities and Coupons, if any, were established;

                             (3) an Officers' Certificate setting forth the form
                         or forms and terms of the Securities and Coupons, if any, stating that the form or forms and terms of the Securities and Coupons, if any, have been established pursuant to Sections 2.1 and 2.3 and comply with this Indenture, and covering such other matters as the Trustee may reasonably request; and

                             (4) an Opinion of Counsel to the effect that:

                                                (a) the form or forms and terms
                         of such Securities and Coupons, if any, have been established pursuant to Sections 2.1 and 2.3 and comply with this Indenture;

                                                (b) the authentication and
                         delivery of such Securities and Coupons, if any, by the Trustee are authorized under the provisions of this Indenture;

                                                (c) such Securities and Coupons,
                         if any, when authenticated and delivered by the Trustee and issued by the Issuer in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Issuer enforceable in accordance with their respective terms and will be entitled to the benefits of this Indenture;

                                                (d) all laws and requirements in
                         respect of the execution and delivery by the Issuer of the Securities and Coupons, if any, have been complied with;

                                                (e) covering such other matters
                         as the Trustee may reasonably request; and

                                                (f) the execution and delivery
                         by the Issuer of, and the performance by the Issuer of its obligations under, the Securities and Coupons, if any, will not contravene any provision of applicable law or the articles of incorporation or regulations of the Issuer or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Issuer or any of its subsidiaries that is material to the Issuer and its subsidiaries, considered as one enterprise, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Issuer or any Subsidiary, and no consent, approval or authorization of any governmental body or agency is required for the performance by the Issuer of its obligations under the Securities and Coupons, if any, except such as are specified and have been obtained and such as may be required by the securities or blue sky laws of the various states in connection with the offer and sale of the Securities and Coupons, if any.

                             The Trustee shall have the right to decline to
authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken by the Issuer or if the Trustee in good faith by its board of directors or board of trustees, executive committee, or a trust committee of directors or trustees or Responsible Officers shall determine that such action would expose the Trustee to personal liability to existing Holders or would affect the Trustee's own rights, duties or immunities under the Securities, this Indenture or otherwise.

                             SECTION 2.5 EXECUTION OF SECURITIES. The Securities
and, if applicable, each Coupon appertaining thereto shall be signed on behalf of the Issuer by the Chairman, the President or any Vice President which may, but need not, be attested and under the corporate seal. Such signatures may be the manual or facsimile signatures of the present or any future such officers. The seal of the Issuer may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.

                             In case any officer of the Issuer who shall have
signed any of the Securities or Coupons, if any, shall cease to be such officer before the Security or Coupon so signed (or the Security to which the Coupon so signed appertains) shall be authenticated and delivered by the Trustee or disposed of by the Issuer, such Security or Coupon nevertheless may be authenticated and delivered or disposed of as though the person who signed such Security or Coupon had not ceased to be such officer of the Issuer; and any Security or Coupon may be signed on behalf of the Issuer by such persons as, at the actual date of the execution of such Security or Coupon, shall be the proper officers of the Issuer, although at the date of the execution and delivery of this Indenture any such person was not such an officer.

                             SECTION 2.6 CERTIFICATE OF AUTHENTICATION. Only
such Securities as shall bear thereon a certificate of authentication substantially as set forth in Section 2.2 hereof, executed by the Trustee by the manual signature of one of its authorized signatories, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. No Coupon shall be entitled to the benefits of this Indenture or shall be valid and obligatory for any purpose until such certificate by the Trustee shall have become duly executed on the Security to which such Coupon appertains. Such certificate by the Trustee upon any Security executed by the Issuer shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

                             SECTION 2.7 DENOMINATION AND DATE OF SECURITIES;
PAYMENTS OF INTEREST. The Securities of each series shall be issuable as Registered Securities or Unregistered Securities in denominations established as contemplated by Section 2.3 or, with respect to the Registered Securities of any series, if not so established, in denominations of $1,000 and any integral multiple of $1,000 in excess thereof. If denominations of Unregistered Securities of any series are not so established such Securities shall be issuable in denominations of $1,000 and any integral multiple in excess thereof. The Securities of each series shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plan as the officers of the Issuer executing the same may determine with the approval of the Trustee as evidenced by the execution and authentication thereof.

                             Each Registered Security shall be dated the date of
its authentication. Each Unregistered Security shall be dated as provided in the Board Resolution or the Officers' Certificate referred to in Section 2.3. The Securities of each series shall bear interest, if any, from the date and such interest shall be payable on the dates established as contemplated by Section 2.3.

                             The person in whose name any Registered Security of
any series is registered at the close of business on any record date applicable to a particular series with respect to any interest payment date for such series shall be entitled to receive the interest, if any, payable on such interest payment date notwithstanding any transfer or exchange of such Registered Security subsequent to the record date and prior to such interest payment date, except if and to the extent the Issuer shall default in the payment of the interest due on such interest payment date for such series, in which case such defaulted interest shall be paid to the persons in whose names Outstanding Registered Securities for such series are registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest) established by notice given by mail by or the Trustee to the holders of Securities not less than 15 days preceding such subsequent record date. The term "record date" as used with respect to any interest payment date (except a date for payment of defaulted interest) for the Securities of any series shall mean the date specified as such in the terms of the Registered Securities of such series established as contemplated by Section 2.3, or, if no such date is so established, the date 15 calendar days immediately preceding the interest payment date.

                             SECTION 2.8 REGISTRATION, TRANSFER AND EXCHANGE.
The Issuer will keep at each office or agency to be maintained for the purpose as provided in Section 3.2 for each series of Securities a register or registers in which, subject to such reasonable regulations as it may prescribe, it will provide for the registration of Securities of such series and the registration of transfer of Registered Securities of such series. Such register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time. At all reasonable times such register or registers shall be open for inspection by the Trustee.

                             Upon due presentation for registration of transfer
of any Registered Security of any series at any such office or agency to be maintained for the purpose as provided in Section 3.2, the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Registered Security or Registered Securities of the same series, maturity date, interest rate and Original Issue Date in authorized denominations for a like aggregate principal amount.

                             Unregistered Securities (except for any temporary
Unregistered Securities) and Coupons (except for Coupons attached to any temporary Unregistered Securities) shall be transferrable by delivery.

                             At the option of the Holder thereof, Registered
Securities of any series may be exchanged for a Registered Security or Registered Securities of such series, maturity date, interest rate and Original Issue Date of other authorized denominations and of a like aggregate principal amount, upon surrender of such Registered Securities to be exchanged at the agency of the Issuer that shall be maintained for such purpose in accordance with Section 3.2 and upon payment, if the Issuer shall so require, of the charges hereinafter provided. If the Securities of any series are issued in both registered and unregistered form, except as otherwise specified pursuant to
Section 2.3, at the option of the Holder thereof, Unregistered Securities of any series may be exchanged for Registered Securities of such series, maturity date, interest rate and Original Issue Date of any authorized denominations and of a like aggregate principal amount, upon surrender of such Unregistered Securities to be exchanged at the agency of the Issuer that shall be maintained for such purpose in accordance with Section 3.2, with, in the case of Unregistered Securities that have Coupons attached, all unmatured Coupons and all matured Coupons in default thereto appertaining, and upon payment, if the Issuer shall so require, of the charges hereinafter provided. At the option of the Holder thereof, if Unregistered Securities of any series, maturity date, interest rate and Original Issue Date are issued in more than one authorized denomination, except as otherwise specified pursuant to Section 2.3, such Unregistered Securities may be exchanged for Unregistered Securities of such series, maturity date, interest rate and Original Issue Date of other authorized denominations and of a like aggregate principal amount, upon surrender of such Unregistered Securities to be exchanged at the agency of the Issuer that shall be maintained for such purpose in accordance with Section 3.2 or as specified pursuant to
Section 2.3, with, in the case of Unregistered Securities that have Coupons attached, all unmatured Coupons and all matured Coupons in default thereto appertaining, and upon payment, if the Issuer shall so require, of the charges hereinafter provided. Unless otherwise specified pursuant to Section 2.3, Registered Securities of any series may not be exchanged for Unregistered Securities of such series. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. All Securities and Coupons surrendered upon any exchange or transfer provided for in this Indenture shall be promptly canceled by the Trustee and returned to the Issuer upon its written request.

                             All Registered Securities presented for
registration of transfer, exchange, redemption or payment shall (if so required by the Issuer or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder or his attorney duly authorized in writing.

                             The Issuer may require payment of a sum sufficient
to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Securities. No service charge shall be made for any such transaction.

                             The Issuer shall not be required to exchange or
register a transfer of (a) any Securities of any series for a period of 15 days next preceding the first mailing of notice of redemption of Securities of such series to be redeemed, (b) any Securities selected, called or being called for redemption, in whole or in part, except, in the case of any Security to be redeemed in part, the portion thereof not so to be redeemed, or (c) any Securities if the holder thereof has exercised his right, if any, to require the Issuer to repurchase such Securities in whole or in part, except the portion of such Securities not required to be repurchased.

                             All Securities issued upon any transfer or exchange
of Securities shall be valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

                             Notwithstanding anything herein or in the terms of
any series of Securities to the contrary, neither the Issuer nor the Trustee (upon notice from the Issuer in, and in reliance on, an Opinion of Counsel) shall be required to exchange any Unregistered Security for a Registered Security if such exchange would result in adverse United States federal income tax consequences to the Issuer (such as, for example, the inability of the Issuer to deduct from its income, as computed for Federal income tax purposes, the interest payable on the Unregistered Securities) under then applicable United States Federal income tax laws.

                             SECTION 2.9 MUTILATED, DEFACED, DESTROYED, LOST AND
STOLEN SECURITIES. In case any temporary or definitive Security or any Coupon appertaining to any Security shall become mutilated, defaced or be destroyed, lost or stolen, the Issuer in its discretion may execute, and upon the written request of any officer of the Issuer, the Trustee shall authenticate and deliver, a new Security of the same series, maturity date, interest rate and Original Issue Date, bearing a number or other distinguishing symbol not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and substitution for the Security so destroyed, lost or stolen with Coupons corresponding to the Coupons appertaining to the Securities so mutilated, defaced, destroyed, lost or stolen, or in exchange or substitution for the Security to which such mutilated, defaced, destroyed, lost or stolen Coupon appertained, with Coupons appertaining thereto corresponding to the Coupons so mutilated, defaced, destroyed, lost or stolen. In every case the applicant for a substitute Security or Coupon shall furnish to the Issuer and to the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security or Coupon and of the ownership thereof and in the case of mutilation or defacement shall surrender the Security and related Coupons to the Trustee.

                             Upon the issuance of any substitute Security or
Coupon, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Security or Coupon which has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer may instead of issuing a substitute Security, pay or authorize the payment of the same or the relevant Coupon (without surrender thereof except in the case of a mutilated or defaced Security or Coupon), if the applicant for such payment shall furnish to the Issuer and to the Trustee such security or indemnity as may be required by them to save them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Issuer and the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security or Coupon and of the ownership thereof.

                             Every substitute Security or Coupon of any series
issued pursuant to the provisions of this Section by virtue of the fact that any such Security or Coupon is destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Security or Coupon shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities or Coupons of such series duly authenticated and delivered hereunder. All Securities and Coupons shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced or destroyed, lost or stolen Securities and Coupons and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

                             SECTION 2.10 CANCELLATION OF SECURITIES;
DESTRUCTION THEREOF. All Securities and Coupons surrendered for payment, redemption, registration of transfer or exchange, or for credit against any payment in respect of a sinking or analogous fund, if surrendered to the Issuer or any agent of the Issuer or the Trustee, shall be delivered to the Trustee for cancellation or, if surrendered to the Trustee, shall be canceled by it; and no Securities or Coupons shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall return canceled Securities and Coupons held by it to the Issuer upon its written request. If the Issuer shall acquire any of the Securities or Coupons, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities or Coupons unless and until the same are delivered to the Trustee for cancellation.

                             SECTION 2.11 TEMPORARY SECURITIES. Pending the
preparation of definitive Securities for any series, the Issuer may execute and the Trustee shall authenticate and deliver temporary Securities for such series (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee). Temporary Securities of any series shall be issuable as Registered Securities without Coupons, or as Unregistered Securities with or without Coupons attached thereto, of any authorized denomination, and substantially in the form of the definitive Securities of such series but with such omissions, insertions and variations as may be appropriate for temporary Registered Securities, all as may be determined by the Issuer with the concurrence of the Trustee as evidenced by the execution and authentication thereof. Temporary Securities may contain such reference to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Issuer and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay the Issuer shall execute and shall furnish definitive Securities of such series and thereupon temporary Registered Securities of such series may be surrendered in exchange therefor without charge at each office or agency to be maintained by the Issuer for that purpose pursuant to Section 3.2 and in the case of Unregistered Securities, at any agency maintained by the Issuer for such purpose as specified pursuant to
Section 2.3, and the Trustee shall authenticate and deliver in exchange for such temporary Securities of such series a like aggregate principal amount of definitive Securities of the same series of authorized denominations and, in the case of Unregistered Securities, having attached thereto any appropriate Coupons. Until so exchanged, the temporary Securities of any series shall be entitled to the same benefits under this Indenture as definitive Securities of such series. The provisions of this Section are subject to any restrictions or limitations on the issue and delivery of temporary Unregistered Securities of any series that may be established pursuant to Section 2.3 (including any provision that Unregistered Securities of such series initially be issued in the form of a single global Unregistered Security to be delivered to a depositary or agency of the Issuer located outside the United States and the procedures pursuant to which definitive Unregistered Securities of such series would be issued in exchange for such temporary global Unregistered Security).

                             SECTION 2.12 MEDIUM-TERM NOTES. Notwithstanding any
contrary provision herein, the Issuer may establish in or pursuant to a Board Resolution or, if so authorized by Board Resolutions, by Officers' Certificate or by one or more supplemental indentures, prior to the issuance of the Securities of any series which have maturities from nine months to thirty years from the Original Issue Date and certain other terms to be determined in the manner herein contemplated, the form and terms of the Securities of such series of which the principal amount and the terms described in clauses (3), (4), (5),
(7), (8), (12), (13) and (17) of Section 2.3 of each Security of such series may be established by such agents of the Issuer and communicated in such manner and at such times before the issuance thereof as shall be provided in or pursuant to such Board Resolution, Officers' Certificate or supplemental indenture and as shall be reasonably satisfactory to the Trustee, without certifying or delivering to the Trustee any record of action by such agents or delivering any Issuer Order, Officers' Certificate or Opinion of Counsel (other than such communication as shall be so provided and satisfactory), PROVIDED that, prior to the initial issuance of any Security or Securities of such series, the Issuer Order, Officers' Certificate and Opinion of Counsel described in Sections 2.1,
2.3 and 2.4 with respect to the Securities of such series, with such changes in each case as shall be necessary in respect of the future determination of terms and as shall be reasonably satisfactory to the Trustee, shall be delivered to the Trustee.

                             SECTION 2.13 GLOBAL SECURITIES. If the Issuer shall
establish pursuant to Section 2.3 that the Securities of a particular series are to be issued in whole or in part in the form of one or more Global Securities, then the Issuer shall execute and the Trustee shall, in accordance with Section 2.4, authenticate and deliver such Global Security or Securities, which (i) shall represent, shall be denominated in an amount equal to the aggregate principal amount of, and shall have the same terms as, the Outstanding Securities of such series to be represented by such Global Security or Securities, (ii) shall be registered in the name of the Depositary or its nominee, (iii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction and (iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for the individual Securities represented hereby, this Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

                             Notwithstanding any other provision of Section 2.8
or of this Section 2.13, unless the terms of a Global Security expressly permit such Global Security to be exchanged in whole or in part for individual Securities, a Global Security may be transferred, in whole but not in part, only to a nominee of the Depositary, or by a nominee of the Depositary to the Depositary, or to a successor Depositary for such Global Security selected or approved by the Issuer or to a nominee of such successor Depositary.

                             If at any time the Depositary for a Global Security
notifies the Issuer that it is unwilling or unable to continue as Depositary for such Global Security or if at any time the Depositary for the Global Security shall no longer be eligible or in good standing under the Exchange Act, or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to such Global Security. If a successor Depositary for such Global Security is not appointed by the Issuer within 20 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 2.3(17) hereof shall no longer be effective with respect to such Global Security and the Issuer shall execute, and the Trustee, in accordance with instructions of the Depositary, shall authenticate and deliver, individual Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security.

                             The Issuer may at any time and in its sole
discretion determine that all Outstanding (but not less than all) Securities of a series issued or issuable in the form of one or more Global Securities shall no longer be represented by such Global Securities. In such event the Issuer shall execute, and the Trustee, upon receipt of an Issuer Order for the authentication and delivery of individual Securities in exchange for such Global Security, shall authenticate and deliver individual Securities of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Security or Securities in exchange for such Global Security or Securities, in accordance with instructions of the Depositary.

                             In any exchange provided for in any of the
preceding two paragraphs, the Company will execute and the Trustee will authenticate and deliver individual Securities in definitive registered form in authorized denominations. Upon the exchange of a Global Security for individual Securities, such Global Securities shall be canceled by the Trustee. Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee and the Issuer and the Trustee may conclusively rely on, and shall be protected in relying upon, such instructions. The Trustee shall deliver such Securities to the Depositary for delivery to the persons in whose names such Securities are so registered, or if the Depositary shall refuse or be unable to deliver such Securities, the Trustee shall deliver such Securities to the persons in whose names such Securities are registered, unless otherwise agreed upon between the Trustee and the Issuer.

                             Neither the Issuer, the Trustee, any authenticating
agent nor any paying agent will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interest. Pursuant to the provisions of this subsection, at the option of the Trustee and upon 30 days' written notice to the Depositary, the Depositary shall be required to surrender any two or more Global Securities which have identical terms, including, without limitation, identical maturities, interest rates and redemption provisions (but which may have differing Original Issue Dates) to the Trustee, and the Issuer shall execute and the Trustee shall authenticate and deliver to, or at the direction of, the Depository, a Global Security in principal amount equal to the aggregate principal amount of, and with all terms identical to, the Global Securities surrendered thereto and that shall indicate each applicable Original Issue Date and the principal amount applicable to each such Original Issue Date. The exchange contemplated in this subsection shall be consummated at least 30 days prior to any interest payment date applicable to any of the Global Securities surrendered to the Trustee. Upon any exchange of any Global Security with two or more Original Issue Dates, whether pursuant to this Section or pursuant to Section 2.6, the aggregate principal amount of the Securities with a particular Original Issue Date shall be the same before and after such exchange, giving effect to any retirement of Securities and the Original Issue Dates applicable to such Securities occurring in connection with such exchange.

                             SECTION 2.14 COMPUTATION OF INTEREST. Except as
otherwise specified by the terms of the Security, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                             SECTION 2.15 CUSIP NUMBERS. The Issuer in issuing
the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; PROVIDED that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                  ARTICLE THREE

                             COVENANTS OF THE ISSUER

                             SECTION 3.1 PAYMENT OF PRINCIPAL AND INTEREST. The
Issuer covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or cause to be paid the principal of, and interest on, each of the Securities of such series (together with any additional amounts payable pursuant to the terms of such Securities) at the place or places, at the respective times and in the manner provided in such Securities and in the Coupons appertaining thereto and in this Indenture. The interest on Securities with Coupons attached (together with any additional amounts payable pursuant to the terms of such Securities) shall be payable only upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature. The interest on any temporary Unregistered Securities (together with any additional amounts payable pursuant to the terms of such Securities) shall be paid, as to the installments of interest evidenced by Coupons attached thereto, if any, only upon presentation and surrender thereof, and, as to the other installments of interest, if any, only upon presentation of such Securities for notation thereon of the payment of such interest. The interest on Registered Securities (together with any additional amounts payable pursuant to the terms of such Securities) shall be paid by mailing checks for such interest payable to or upon the written order of such Holders at their last addresses as they appear on the security register or, if the provisions of the Securities provide for a different method of payment, in accordance with the provisions of the Securities.

                             SECTION 3.2 OFFICES FOR PAYMENTS, ETC. The Issuer
will maintain in the Borough of Manhattan, The City of New York, an agency where the Registered Securities of each series may be presented for payment, an agency where the Securities of each series may be presented for exchange as is provided in this Indenture and, if applicable, pursuant to Section 2.3 an agency where the Registered Securities of each series may be presented for registration of transfer as is provided in this Indenture.

                             Whenever Unregistered Securities are issued and
outstanding, the Issuer will maintain one or more agencies in a city or cities located outside the United States (including any city in which such an agency is required to be maintained under the rules of any stock exchange on which the Securities of such series are listed) where the Unregistered Securities of each series and Coupons, if any, appertaining thereto may be presented for payment. No payment on any Unregistered Security or Coupon will be made upon presentation of such Unregistered Security or Coupon at an agency of the Issuer within the United States nor will any payment be made by transfer to an account in, or by mail to an address in, the United States unless pursuant to applicable United States laws and regulations then in effect such payment can be made without adverse tax consequences to the Issuer. Notwithstanding the foregoing, payments in Dollars on Unregistered Securities of any series and Coupons appertaining thereto which are payable in Dollars may be made at an agency of the Issuer maintained in the Borough of Manhattan, The City of New York if such payment in Dollars at each agency maintained by the Issuer outside the United States for payment on such Unregistered Securities is illegal or effectively precluded by exchange controls or other similar restrictions.

                             The Issuer will maintain in the Borough of
Manhattan, The City of New York, an agency where notices and demands to or upon the Issuer in respect of the Securities of any series, the Coupons appertaining thereto or this Indenture may be served. The Issuer will give to the Trustee written notice of the location of each such agency and of any change of location thereof. In case the Issuer shall fail to maintain any agency required by this Section to be located in the Borough of Manhattan, The City of New York, or shall fail to give such notice of the location or of any change in the location of any of the above agencies, presentations and demands may be made and notices may be served at the Corporate Trust Office of the Trustee.

                             The Issuer may from time to time designate one or
more additional agencies where the Securities of a series and Coupons appertaining thereto may be presented for payment, where the Securities of that series may be presented for exchange as provided in this Indenture and pursuant to Section 2.3 and where the Registered Securities of that series may be presented for registration of transfer as provided in this Indenture, and the Issuer may from time to time rescind any such designation, as the Issuer may deem desirable or expedient; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain the agencies provided for in the immediately preceding paragraphs. The Issuer will give to the Trustee prompt written notice of any such designation or rescission thereof.

                             SECTION 3.3 APPOINTMENT TO FILL A VACANCY IN OFFICE
OF TRUSTEE. The Issuer, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 6.10, a Trustee, so that there shall at all times be a Trustee with respect to each series of Securities hereunder.

                             SECTION 3.4 PAYING AGENTS. Whenever the Issuer
shall appoint a paying agent other than the Trustee with respect to the Securities of any series, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section,

                             (a) that it will hold all sums received by it as
                         such agent for the payment of the principal of or interest on the Securities of such series in trust for the benefit of the holders of the Securities of such series, or Coupons appertaining thereto, or of the Trustee,

                             (b) that it will give the Trustee notice of any
                         failure by the Issuer to make any payment of the principal of or interest on the Securities of such series when the same shall be due and payable, and

                             (c) that at any time during the continuance of any
                         such failure, upon the written request of the Trustee it will forthwith pay to the Trustee all sums so held in trust by such paying agent.

                             The Issuer will, prior to each due date of the
principal of or interest on the Securities of such series, deposit with the paying agent a sum sufficient to pay such principal or interest so becoming due, and (unless such paying agent is the Trustee) the Issuer will promptly notify the Trustee of any failure to take such action.

                             If the Issuer shall act as its own paying agent
with respect to the Securities of any series, it will, on or before each due date of the principal of or interest on the Securities of such series, set aside, segregate and hold in trust for the benefit of the holders of the Securities of such series or the Coupons appertaining thereto a sum sufficient to pay such principal or interest so becoming due. The Issuer will promptly notify the Trustee of any failure to take such action.

                             Anything in this Section to the contrary
notwithstanding, the Issuer may at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for any such series by the Issuer or any paying agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

                             Anything in this Section to the contrary
notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Sections 10.3 and 10.4.

                             SECTION 3.5 WRITTEN STATEMENT TO TRUSTEE. The
Issuer shall deliver to the Trustee on or before May 15 in each year (beginning with 1998) a written statement, signed by two of its officers one of which shall be the principal executive, principal financial or principal accounting officer of the Issuer (which need not comply with Section 11.5), stating that in the course of the performance of their duties as officers of the Issuer they would normally have knowledge of any default by the Issuer in the performance or fulfillment of any covenant, agreement or condition contained in this Indenture, without regard to notice requirements or periods of grace, stating whether or not they have knowledge of any such default and, if so, specifying each such default of which the signers have knowledge and the nature thereof.

                             The Issuer shall deliver to the Trustee, as soon as
possible and in any event within five days after the Issuer becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default and the action which the Issuer proposes to take with respect thereto.

                             SECTION 3.6 LUXEMBOURG PUBLICATIONS. In the event
of the publication of any notice pursuant to Section 5.11, 6.8(b), 6.10(a), 6.11, 8.2, 10.4, 12.2 or 12.5, the party making such publication in the Borough of Manhattan, The City of New York and London shall also, to the extent that notice is required to be given to Holders of Securities of any series by applicable Luxembourg law or stock exchange regulation, as evidenced by an Officers' Certificate delivered to such party, make a similar publication in Luxembourg.

                             SECTION 3.7 LIMITATION ON LIENS. (a) The Issuer
will not itself, and will not permit any Domestic Subsidiary to, incur, issue, assume or guarantee any indebtedness for money borrowed evidenced by notes, bonds, debentures or other similar evidences of indebtedness (such notes, bonds, debentures or other similar evidences of indebtedness being hereinafter in this Article called "Debt"), secured by a mortgage on any Principal Manufacturing Property of the Issuer or any Domestic Subsidiary, or any shares of stock or Debt of any Domestic Subsidiary which owns a Principal Manufacturing Property, without effectively providing that the Securities shall be secured equally and ratably with (or prior to) such secured Debt, so long as secured Debt shall be so secured; PROVIDED, HOWEVER, that this Section shall not apply to, and there shall be excluded from secured Debt in any computation under this Section, Debt secured by:

                             (1) Mortgages of the Issuer or its Domestic
                          Subsidiaries existing at the time of this Indenture;

                             (2) Mortgages on property of, or on any shares of
                         stock of, any corporation existing at the time such corporation becomes a Domestic Subsidiary;

                             (3) Mortgages on property or shares of stock of a
                         Domestic Subsidiary existing at the time of acquisition thereof (including acquisition through merger or consolidation) or to secure the payment of all or any part of the purchase price or construction cost thereof or to secure any Debt incurred prior to, at the time of, or within 180 days after, the acquisition of such property or shares or the completion of any such construction and commencement of full operation of such property for the purpose of financing all or any part of the purchase price or construction cost thereof;

                             (4) Mortgages in favor of the Issuer or any
                          Domestic Subsidiary;

                             (5) Mortgages in favor of the United States of
                         America, any State of the United States of America, or any subdivision, agency, department or other instrumentality thereof, to secure partial, progress, advance or other payments pursuant to any contract or provision of any statute; and

                             (6) any extension, renewal or replacement (or
                         successive extensions, renewals or replacements), as a whole or in part, of any Debt secured by any mortgage referred to in the foregoing clauses (1) to (5), inclusive; PROVIDED, that (i) such extension, renewal or replacement mortgage shall be limited to all or a part of the same property or shares of stock that secured the mortgage extended, renewed or replaced (plus improvements on such property) and (ii) the Debt secured by such mortgage at such time is not increased.

                             (b) Notwithstanding the limitations on liens
described in Section 3.7(a), the Issuer or any Domestic Subsidiary may incur, issue, assume or guarantee any Debt secured by a mortgage on any Principal Manufacturing Property of the Issuer or its Domestic Subsidiaries or any shares of stock or Debt of any

Domestic Subsidiary which owns a Principal Manufacturing Property, in addition to that permitted above and without any obligation to secure the Securities, provided that at the time of such incurrences, issuance, assumption or guarantee of such Debt, and after giving effect thereto, Exempted Debt does not exceed 15% of the Consolidated Net Tangible Assets of the Issuer and its Subsidiaries, taken as a whole.

                             SECTION 3.8 LIMITATION ON SALE AND LEASE-BACK. (a)
The Issuer will not itself, and it will not permit any Domestic Subsidiary to, enter into any arrangement with any bank, insurance company or other lender or investor (not including the Issuer or any Domestic Subsidiary) or to which any such lender or investor is a party, providing for the leasing by the Issuer or such Subsidiary for a period, including renewals, in excess of three years of any Principal Manufacturing Property of the Issuer or any Domestic Subsidiary which has been or is to be sold or transferred, more than 180 days after the later of (i) the acquisition thereof, (ii) the completion of construction thereof or (iii) the commencement of full operation thereof, by the Issuer or any such Subsidiary to such lender or investor or to any person to whom funds have been or are to be advanced by such lender or investor on the security of such Principal Manufacturing Property (herein referred to as a "sale and leaseback transaction") unless either:

                             (1) the Issuer or such Domestic Subsidiary could
create Debt secured by a mortgage pursuant to Section 3.7 on the Principal Manufacturing Property to be leased back in an amount equal to the Attributable Debt with respect to such sale and leaseback transaction without equally and ratably securing the Securities, or

                             (2) the Issuer within 180 days after the sale or
transfer shall have been made by the Issuer or by any such Subsidiary, applies an amount equal to the greater of (i) the net proceeds of the sale of the Principal Manufacturing Property sold and leased back pursuant to such arrangement or (ii) the fair market value of the Principal Manufacturing Property so sold and leased back at the time or entering into such arrangement (as determined by any two of the following: the Chairman, President, any Vice President, Treasurer and Controller of the Issuer) to the retirement of Funded Debt of the Issuer or any Domestic Subsidiary; PROVIDED, that the amount to be applied to the retirement of Funded Debt of the Issuer or any Domestic Subsidiary shall be reduced by (a) the principal amount of any Securities delivered within 180 days after such sale to the Trustee for retirement and cancellation, and (b) the principal amount of Funded Debt, other than Securities, voluntarily retired by the Issuer within 180 days after such sale. Notwithstanding the foregoing, no retirement referred to in this clause may be effected by payment at maturity or pursuant to any mandatory sinking fund payment or any mandatory prepayment provision.

                             (b) Notwithstanding the provisions of paragraph (a)
of this Section 3.8, the Issuer or any Domestic Subsidiary may enter into a sale and lease-back transaction of a Principal Manufacturing Property of the Issuer or any Domestic Subsidiary in addition to that permitted by paragraph (a) of this Section 3.8 and without any obligation to retire any Securities or other indebtedness referred to in paragraph (a) of this Section 3.8, provided that at the time of entering into such Sale and Lease-Back Transaction and after giving effect thereto, Exempted Debt does not exceed 15% of Consolidated Net Tangible Assets of the Issuer and its Subsidiaries, taken as a whole.

                             SECTION 3.9 CALCULATION OF ORIGINAL ISSUE DISCOUNT.
The Issuer shall file with the Trustee promptly at the end of each calendar year
(i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

                                  ARTICLE FOUR

                    SECURITYHOLDERS LISTS AND REPORTS BY THE
                             ISSUER AND THE TRUSTEE

                             SECTION 4.1 ISSUER TO FURNISH TRUSTEE INFORMATION
AS TO NAMES AND ADDRESSES OF SECURITYHOLDERS. The Issuer covenants and agrees that it will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of the Securities of each series:

                             (a) semiannually and not more than 15 days after
                         each record date for the payment of interest on such Securities, as hereinabove specified, as of such record date and on dates to be determined pursuant to Section 2.3 for non-interest bearing securities in each year, and

                             (b) at such other times as the Trustee may request
                         in writing, within 30 days after receipt by the Issuer of any such request, in which case such list shall be as of a date not more than 15 days prior to the time such information is furnished,

PROVIDED that if and so long as the Trustee shall be the Security registrar for such series and all of the Securities of any series are Registered Securities, such list shall not be required to be furnished.

                             SECTION 4.2 PRESERVATION AND DISCLOSURE OF
SECURITYHOLDERS LISTS. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of each series of Securities (i) contained in the most recent list furnished to it as provided in Section 4.1, (ii) received by it in the capacity of Security registrar for such series, if so acting and (iii) filed with it within two preceding years pursuant to Section 4.4(c) (ii). The Trustee may destroy any list furnished to it as provided in Section 4.1 upon receipt of a new list so furnished.

                             (b) In case three or more holders of Securities
(hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of a particular series or with Holders of all Securities with respect to their rights under this Indenture or under such Securities and such application is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

                             (i) afford to such applicants access to the
                         information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section, or

                             (ii) inform such applicants as to the approximate
                         number of holders of Securities of such series or all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of subsection (a) of this Section, and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

                             If the Trustee shall elect not to afford to such
applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Securityholder of such series or all Securities, as the case may be, whose name and address appears in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the holders of Securities of such series or all Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met, and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                             (c) Each and every Holder of Securities and
Coupons, by receiving and holding the same, agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with the provisions of subsection (b) of this Section, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under such subsection (b).

                             SECTION 4.3 REPORTS BY THE ISSUER. The Issuer covenants:

                             (a) to file with the Trustee within 15 days after
                         the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act, or if the Issuer is not required to file information, documents, or reports pursuant to either of such Sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents, and reports which may be required pursuant to Section 13 of the Exchange Act, or in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                             (b) file with the Trustee and the Commission, in
                         accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations, including, in the case of annual reports, if required by such rules and regulations, certificates or opinions of independent public accountants, conforming to the requirements of Section 11.5 as to compliance with conditions or covenants, compliance with which is subject to verification by accountants; and

                             (c) to transmit by mail to the holders of
                         Securities, in the manner and to the extent provided in
                         Section 4.4(c), such summaries of any information, documents and reports required to be filed by the Issuer pursuant to subsections (a) and (b) of this Section as may be required to be transmitted to such Holders by rules and regulations prescribed from time to time by the Commission.

                             SECTION 4.4 REPORTS BY THE TRUSTEE.

                             (a) The Trustee shall transmit to Holders such
                         reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the TIA at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the TIA, the Trustee shall, not later than January 31 of each year, beginning January 31, 1999, deliver to Holders a brief report, which complies with the provisions of such
                         Section 313(a).

                             (b) A copy of each such report shall, at the time
                         of such transmission to the Holders, be filed by the Trustee with each stock exchange, if any, upon which the Securities are listed, with the Commission and with the Issuer. The Issuer will promptly notify the Trustee when the Securities are listed on any stock exchange and of any delisting thereof.

                                  ARTICLE FIVE

                   REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                               ON EVENT OF DEFAULT

                             SECTION 5.1 EVENT OF DEFAULT DEFINED; ACCELERATION
OF MATURITY; WAIVER OF DEFAULT. "Event of Default" with respect to Securities of any series whenever used herein means each of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                             (a) default in the payment of any installment of
                         interest upon any of the Securities of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

                             (b) default in the payment of all or any part of
                         the principal on any of the Securities of such series as and when the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise; or

                             (c) default in the payment of any sinking fund
                         installment as and when the same shall become due and payable by the terms of the Securities of such series; or

                             (d) default in the performance, or breach, of any
                         covenant or warranty of the Issuer in respect of the Securities of such series (other than a covenant or warranty in respect of the Securities of such series a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of all series affected thereby, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                             (e) a court having jurisdiction in the premises
                         shall enter a decree or order for relief in respect of the Issuer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Issuer or for any substantial part of its property or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                             (f) the Issuer shall commence a voluntary case
                         under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in any involuntary case under any such law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Issuer or for any substantial part of its property, or make any general assignment for the benefit of creditors; or

                             (g) any other Event of Default provided in the
                         supplemental indenture or Board Resolution under which such series of Securities is issued or in the form of Security for such series.

If an Event of Default described in clauses (a), (b), (c) or (d) above (if the event in clause (d) is with respect to less than all series of Securities then Outstanding) occurs and is continuing, then, and in each and every such case, unless the principal of all of the Securities of such series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding hereunder (each such series voting as a separate class) by notice in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the entire principal (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all Securities of such series and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. If an Event of Default described in clause (d) with respect to all series of Securities then Outstanding occurs and is continuing, then in such case unless the principal of all of the Securities shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of all the Securities then Outstanding hereunder (treated as one class), by notice in writing to the Issuer (and the Trustee if given by Securityholders) may declare the entire principal (or if any Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of all Securities then Outstanding and interest accrued thereon, if any, immediately due and payable. If an Event of Default described in clause
(e) or (f) occurs and is continuing, then and in each such case, unless the principal of all the Securities shall have already become due and payable, the entire principal (or, if any Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of all Securities then outstanding and interest accrued thereon, if any, shall become immediately due and payable.

                             The foregoing provisions, however, are subject to
the condition that if, at any time after the principal (or, if the Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of the Securities of any series (or of all the Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Issuer shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of such series (or of all the Securities, as the case may be) and the principal of any and all Securities of such series (or of all the Securities, as the case may be) which shall have become due otherwise than by acceleration (with interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series, (or at the respective rates of interest or Yields to Maturity of all the Securities, as the case may be) to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of negligence or bad faith, and if any and all Events of Default under the Indenture, other than the non-payment of the principal of Securities which shall have become due by acceleration shall have been cured, waived or otherwise remedied as provided herein, then and in every such case all defaults and their consequences with respect to such series (or with respect to all the Securities, as the case may be) shall be rescinded and annulled, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

                             For all purposes under this Indenture, if a portion
of the principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

                             SECTION 5.2 COLLECTION OF INDEBTEDNESS BY TRUSTEE;
TRUSTEE MAY PROVE DEBT. The Issuer covenants that (a) in case default shall be made in the payment of any installment of interest on any of the Securities of any series when such interest shall have become due and payable, and such default shall have continued for a period of 30 days or (b) in case default shall be made in the payment of all or any part of the principal of any of the Securities of any series when the same shall have become due and payable, whether upon maturity of the Securities of such series or upon any redemption or by declaration or otherwise, then upon demand of the Trustee, the Issuer will pay to the Trustee for the benefit of the Holders of the Securities of such series the whole amount that then shall have become due and payable on all Securities of such series, and such Coupons, for principal or interest, as the case may be (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and any expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of its negligence or bad faith.

                             In case the Issuer shall fail forthwith to pay such
amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Issuer or other obligor upon such Securities and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Securities, wherever situated, the moneys adjudged or decreed to be payable.

                             In case there shall be pending proceedings relating
to the Issuer or any other obligor upon the Securities under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor, or in case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Securities of any series, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of any Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

                             (a) to file and prove a claim or claims for the
                         whole amount of principal and interest (or, if the Securities of any series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) owing and unpaid in respect of the Securities of any series, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Securityholders allowed in any judicial proceedings relative to the Issuer or other obligor upon the Securities of any series, or to the creditors or property of the Issuer or such other obligor;

                             (b) unless prohibited by applicable law and
                         regulations, to vote on behalf of the holders of the Securities of any series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings; and

                             (c) to collect and receive any moneys or other
                         property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders and of the Trustee on their behalf; and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the Securityholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Securityholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 6.6.

                             Nothing herein contained shall be deemed to
authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

                             All rights of action and of asserting claims under
this Indenture, or under any of the Securities of any series or Coupons appertaining to such Securities, may be enforced by the Trustee without the possession of any of the Securities of such series or Coupons appertaining to such Securities or the production thereof on any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the holders of the Securities or Coupons appertaining to such Securities in respect of which such action was taken.

                             In any proceedings brought by the Trustee (and also
any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Securities or Coupons appertaining to such Securities in respect to which such action was taken, and it shall not be necessary to make any Holders of such Securities or Coupons appertaining to such Securities parties to any such proceedings.

                             SECTION 5.3 APPLICATION OF PROCEEDS. Any moneys
collected by the Trustee pursuant to this Article in respect of any series shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal or interest, upon presentation of the several Securities and Coupons appertaining to such Securities in respect of which monies have been collected and stamping (or otherwise noting) thereon the payment, or issuing Securities of such series in reduced principal amounts in exchange for the presented Securities of like series if only partially paid, or upon surrender thereof if fully paid:

                             FIRST: To the payment of costs and expenses
                         applicable to such series in respect of which monies have been collected, including reasonable compensation to the Trustee and each predecessor Trustee and their respective agents and attorneys and of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith, and all other amounts due to the Trustee or any predecessor Trustee pursuant to
                         Section 6.6;

                             SECOND: In case the principal of the Securities of
                         such series in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest on the Securities of such series in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in such Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

                             THIRD: In case the principal of the Securities of
                         such series in respect of which moneys have been collected shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities of such series for principal and interest, with interest upon the overdue principal, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal and interest or Yield to Maturity, without preference or priority of principal over interest or Yield to Maturity, or of interest or Yield to Maturity over principal, or of any installment of interest over any other installment of interest, or of any Security of such series over any other Security of such series, ratably to the aggregate of such principal and accrued and unpaid interest or Yield to Maturity; and

                             FOURTH: To the payment of the remainder, if any, to
                          the Issuer or any other person lawfully entitled thereto.

                             SECTION 5.4 SUITS FOR ENFORCEMENT. In case an Event
of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

                             SECTION 5.5 RESTORATION OF RIGHTS ON ABANDONMENT OF
PROCEEDINGS. In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Issuer and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Issuer, the Trustee and the Security Holders shall continue as though no such proceedings had been taken.

                             SECTION 5.6 LIMITATIONS ON SUITS BY
SECURITYHOLDERS. No holder of any Security of any series or of any Coupon appertaining thereto shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Securityholder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Securityholders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 5.9; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security or Coupon with every other taker and Securityholder and the Trustee, that no one or more Holders of Securities of any series or Coupons appertaining to such Securities shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holder of Securities or Coupons appertaining to such Securities, or to obtain or seek to obtain priority over or preference to any other such Securityholder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                             SECTION 5.7 UNCONDITIONAL RIGHT OF SECURITYHOLDERS
TO INSTITUTE CERTAIN SUITS. Notwithstanding any other provision in this Indenture and any provision of any Security, the right of any Holder of any Security or Coupon to receive payment of the principal of and interest on such Security or Coupon on or after the respective due dates expressed in such Security or Coupon, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

                             SECTION 5.8 POWERS AND REMEDIES CUMULATIVE; DELAY
OR OMISSION NOT WAIVER OF DEFAULT. Except as provided in Section 5.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities or Coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                             No delay or omission of the Trustee or of any
Holder of Securities or Coupons to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 5.6, every power and remedy given by this Indenture or by law to the Trustee or to the Holders of Securities or Coupons may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders of Securities or Coupons.

                             SECTION 5.9 CONTROL BY SECURITYHOLDERS. The Holders
of a majority in aggregate principal amount of the Securities of each series affected (with each series voting as a separate class) at the time Outstanding shall have the right to direct the time, method, and place of conducting any proceedings for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities of such series by this Indenture; PROVIDED that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture and PROVIDED FURTHER that (subject to the provisions of Section 6.1) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, the executive committee, or a trust committee of directors or Responsible Officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forebearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities of all series so affected not joining in the giving of said direction, it being understood that (subject to Section 6.1) the Trustee shall have no duty to ascertain whether or not such actions or forebearances are unduly prejudicial to such Securityholders.

                             Nothing in this Indenture shall impair the right of
the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Security Holders.

                             SECTION 5.10 WAIVER OF PAST DEFAULTS. Prior to the
declaration of the acceleration of the maturity of the Securities of any series as provided in Section 5.1, the Holders of a majority in aggregate principal amount of the Securities of such series at the time Outstanding may on behalf of the Holders of all the Securities of such series waive any past default or Event of Default described in clause (c) of Section 5.1 (or, in the case of an event specified in clause (d) of Section 5.1 which relates to less than all series of Securities then Outstanding, the Holders of a majority in aggregate principal amount of the Securities then Outstanding affected thereby (each series voting as a separate class) may waive any such default or Event of Default, or, in the case of an event specified in clause (d) (if the Event of Default under clause (d) relates to all series of Securities then Outstanding), (e) or (f) of Section 5.1 the Holders of Securities of a majority in principal amount of all the Securities then Outstanding (voting as one class) may waive any such default or Event of Default), and its consequences except a default in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Security affected. In the case of any such waiver, the Issuer, the Trustee and the Holders of the Securities of such series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                             Upon any such waiver, such default shall cease to
exist and be deemed to have been cured
and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

                             SECTION 5.11 TRUSTEE TO GIVE NOTICE OF DEFAULT; BUT
MAY WITHHOLD IN CERTAIN CIRCUMSTANCES. The Trustee shall, within 90 days after the occurrence of a default with respect to the Securities of any series, give notice of all defaults with respect to that series known to the Trustee (i) if any Unregistered Securities of that series are then Outstanding, to the Holders thereof, by publication at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York and at least once in an Authorized Newspaper in London (and, if required by Section 3.6, at least once in an Authorized Newspaper in Luxembourg), (ii) if any Unregistered Securities of that series are then Outstanding, to all Holders thereof who have filed their names and addresses with the Trustee pursuant to Section 4.4(c) (ii), by mailing such notice to such Holders at such addresses and (iii) to all Holders of then Outstanding Registered Securities of that series, by mailing such notice to such Holders at their addresses as they shall appear in the registry books, unless in each case such defaults shall have been cured before the mailing or publication of such notice (the term "defaults" for the purpose of this Section being hereby defined to mean any event or condition which is, or with notice of lapse of time or both would become, an Event of Default); PROVIDED that, except in the case of default in the payment of the principal of or interest on any of the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or trustees and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders of such series.

                             SECTION 5.12 RIGHT OF COURT TO REQUIRE FILING OF
UNDERTAKING TO PAY COSTS. All parties to this Indenture agree, and each Holder of any Security or Coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant (except the Trustee) in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder or group of Securityholders of any series holding in the aggregate more than 10% in aggregate principal amount of the Securities of such series, or, in the case of any suit relating to or arising under clause (d) of Section 5.1 (if the suit relates to Securities of more than one but less than all series), 10% in aggregate principal amount of Securities Outstanding affected thereby, or in the case of any suit relating to or arising under clause (d) (if the suit under clause (d) relates to all the Securities then Outstanding), (e) or (f) of Section 5.1, 10% in aggregate principal amount of all Securities Outstanding, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of or interest on any Security on or after the due date expressed in such Security or any date fixed for redemption.

                                   ARTICLE SIX

                             CONCERNING THE TRUSTEE

                             SECTION 6.1 DUTIES AND RESPONSIBILITIES OF THE
TRUSTEE; DURING DEFAULT; PRIOR TO DEFAULT. With respect to the Holders of any series of Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to the Securities of a particular series and after the curing or waiving of all Events of Default which may have occurred with respect to such series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to the Securities of a series has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                             No provision of this Indenture shall be construed
to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                             (a) prior to the occurrence of an Event of Default
                         with respect to the Securities of any series and after the curing and waiving of all such Events of Default with respect to such series which may have occurred:

                                                (i) the duties and obligations
                             of the Trustee with respect to the Securities of any series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture against the Trustee; and

                                                (ii) in the absence of bad faith
                             on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

                             (b) the Trustee shall not be liable for any error
                         of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                             (c) the Trustee shall not be liable with respect to
                         any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to Section 5.9 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

                             None of the provisions contained in this Indenture
shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

                             SECTION 6.2 CERTAIN RIGHTS OF THE TRUSTEE. Subject
to Section 6.1:

                             (a) the Trustee may conclusively rely and shall be
                         protected in acting or refraining from acting upon any resolution, Officers' Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                             (b) any request, direction, order or demand of the
                         Issuer mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any Board Resolution may be evidenced to the Trustee by a copy thereof certified by the secretary or an assistant secretary of the Issuer;

                             (c) the Trustee may consult with counsel of its
                         selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                             (d) the Trustee shall be under no obligation to
                         exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Security Holders pursuant to the provisions of this Indenture, unless such Security Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

                             (e) the Trustee shall not be liable for any action
                         taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

                             (f) prior to the occurrence of an Event of Default
                         hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Securities of all series affected then Outstanding; PROVIDED that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Issuer or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Issuer upon demand;

                             (g) the Trustee may execute any of the trusts or
                         powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder; and

                             (h) the Trustee shall not be deemed to have notice
                         of any default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture.

                             SECTION 6.3 TRUSTEE NOT RESPONSIBLE FOR RECITALS;
DISPOSITION OF SECURITIES OR APPLICATION OF PROCEEDS THEREOF. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities or Coupons. The Trustee shall not be accountable for the use or application by the Issuer of any of the Securities or of the proceeds thereof.

                             SECTION 6.4 TRUSTEE AND AGENTS MAY HOLD SECURITIES
OR COUPONS; COLLECTIONS; ETC. The Trustee or any agent of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities or Coupons with the same rights it would have if it were not the Trustee or such agent and, subject to Sections 6.8 and 6.13, may otherwise deal with the Issuer and receive, collect, hold and retain collections from the Issuer with the same rights it would have if it were not the Trustee or such agent.

                             SECTION 6.5 MONEYS HELD BY TRUSTEE. Subject to the
provisions of Section 10.4 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Issuer or the Trustee shall be under any liability for interest on any moneys received by it hereunder.

                             SECTION 6.6 COMPENSATION AND INDEMNIFICATION OF
TRUSTEE AND ITS PRIOR CLAIM. The Issuer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such reasonable


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



compensation as the Issuer and the Trustee shall agree in writing (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Issuer covenants and agrees to pay or reimburse the Trustee and each successor Trustee upon its request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Issuer also covenants to indemnify the Trustee and each successor Trustee for, and to hold it harmless against, any and all loss, damage, claim, liability or expense, including taxes (other than taxes based on the income of the Trustee) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including the costs and expenses of defending itself against or investigating any claim of liability in the premises. The obligations of the Issuer under this Section to compensate and indemnify the Trustee and each successor Trustee and to pay or reimburse the Trustee and each successor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be a senior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities or Coupons, and the Securities are hereby subordinated to such senior claim.

                             When the Trustee incurs expenses or renders
services in connection with an Event of Default specified in Section 5.1(e) or
Section 5.1(f), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

                             SECTION 6.7 RIGHT OF TRUSTEE TO RELY ON OFFICERS'
CERTIFICATE, ETC. Subject to Sections 6.1 and 6.2, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

                             SECTION 6.8 QUALIFICATION OF TRUSTEE; CONFLICTING
INTERESTS. With respect to the Securities of each series, the Trustee shall comply with TIA Section 310(b) and in determining whether the Trustee has a conflicting interest as defined in TIA Section 310(b) with respect to the Securities of any series, there shall be excluded from such determination this Indenture with respect to the Securities of any series other than such series. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of TIA Section
310(b).

                             SECTION 6.9 PERSONS ELIGIBLE FOR APPOINTMENT AS
TRUSTEE. The Trustee for each series of Securities hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or of any state or the District of Columbia having a combined capital and surplus of at least $1,000,000, and which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by Federal, state or District of Columbia authority. Such corporation shall have its principal place of business in the Borough of Manhattan, The City of New York or the City of Cleveland if there be such a corporation in such location willing to act upon reasonable and customary terms and conditions. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.10.

                             SECTION 6.10 RESIGNATION AND REMOVAL; APPOINTMENT
OF SUCCESSOR TRUSTEE. (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all series of Securities by giving written notice of resignation to the Issuer and (i) if any Unregistered Securities of a series affected are then Outstanding, by giving notice of such resignation to the Holders thereof, by publication at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York, and at least once in an Authorized


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



Newspaper in London (and, if required by Section 3.6, at least once in an Authorized Newspaper in Luxembourg), (ii) if any Unregistered Securities of a series affected are then Outstanding, by mailing notice of such resignation to the Holders thereof who have filed their names and addresses with the Trustee pursuant to Section 4.4(c) (ii) at such addresses as were so furnished to the Trustee and (iii) by mailing notice of such resignation to the Holders of then Outstanding Registered Securities of each series affected at their addresses as they shall appear on the registry books. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee or trustees. If no successor trustee shall have been so appointed with respect to any series and have accepted appointment within 60 days after the mailing of such notice of resignation, the resigning trustee may, at the expense of the Issuer, petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of Section 5.12, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

                             (b) In case at any time any of the following shall
occur:

                             (i) the Trustee shall fail to comply with the
                         provisions of Section 6.8 with respect to any series of Securities after written request therefor by the Issuer or by any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months;

                             (ii) the Trustee shall cease to be eligible in
                         accordance with the provisions of Section 6.9 and shall fail to resign after written request thereof or by the Issuer or by any Securityholder; or

                             (iii) the Trustee shall become incapable of acting
                         with respect to any series of Securities, or shall be adjudged bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Issuer may remove the Trustee with respect to the applicable series of Securities and appoint a successor trustee for such series by written instrument, in duplicate, executed by order of the Board of Directors of the Issuer, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of
Section 5.12, any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to such series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

                             (c) The Holders of a majority in aggregate
principal amount of the Securities of each series at the time Outstanding may at any time remove the Trustee with respect to Securities of such series and appoint a successor trustee with respect to the Securities of such series by delivering to the Trustee so removed, to the successor trustee so appointed and to the Issuer the evidence provided for in Section 7.1 of the action in that regard taken by the Securityholders; the Trustee so removed may, at the expense of the Issuer, petition any court of competent jurisdiction for the appointment of a successor trustee.

                             (d) Any resignation or removal of the Trustee with
respect to any series and any appointment of a successor trustee with respect to such series pursuant to any of the provisions of this Section 6.10 shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 6.11.

                             SECTION 6.11 ACCEPTANCE OF APPOINTMENT BY SUCCESSOR
TRUSTEE. Any successor trustee appointed as provided in Section 6.10 shall execute and deliver to the Issuer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee with respect to all or any applicable series shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee for such series hereunder, but, nevertheless, on the written request of the Issuer or of the successor trustee, upon payment of its charges then unpaid, the trustee ceasing to act shall, subject to Section 10.4, pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Issuer shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 6.6.

                             If a successor trustee is appointed with respect to
the Securities of one or more (but not all) series, the Issuer, the predecessor Trustee and each successor trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees as co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts under separate indentures.

                             No successor trustee with respect to any series of
Securities shall accept appointment as provided in this Section 6.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 6.8 and eligible under the provisions of Section 6.9.

                             Upon acceptance of appointment by any successor
trustee as provided in this Section 6.11, the Issuer shall mail notice thereof
(a) if any Unregistered Securities of a series affected are then Outstanding, to the Holders thereof, by publication of such notice at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York and at least once in an Authorized Newspaper in London (and, if required by Section 3.6, at least once in an Authorized Newspaper in Luxembourg), (b) if any Unregistered Securities of a series affected are then Outstanding, to the Holders thereof who have filed their names and addresses with the Trustee pursuant to Section 4.4(c) (ii), by mailing such notice to such Holders at such addresses as were so furnished to the Trustee (and the Trustee shall make such information available to the Issuer for such purpose) and (c) to the Holders of Registered Securities of each series affected, by mailing such notice to such Holders at their addresses as they shall appear on the registry books. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 6.10. If the Issuer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Issuer.

                             SECTION 6.12 MERGER; CONVERSION; CONSOLIDATION OR
SUCCESSION TO BUSINESS OF TRUSTEE. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, PROVIDED that such corporation shall be qualified under the provisions of Section 6.8 and eligible under the provisions of Section 6.9, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                             In case at the time such successor to the Trustee
shall succeed to the trusts created by this Indenture any of the Securities of any series shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities of any series shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities of such series or in this Indenture provided that the certificate of the Trustee shall have; PROVIDED, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities of any series in the name of any predecessor Trustee shall apply only to its successor or successor by merger, conversion or consolidation.


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



                             SECTION 6.13 PREFERENTIAL COLLECTION OF CLAIMS
AGAINST THE ISSUER. If and when the Trustee shall be or become a creditor of the Issuer (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the TIA regarding the collection of claims against the Issuer (or any such other obligor).

                             SECTION 6.14 APPOINTMENT OF AUTHENTICATING AGENT.
With the consent of the Issuer, the Trustee may appoint one or more Authenticating Agents (including, without limitation, the Issuer with respect to one or more series of Securities) which shall be authorized on behalf of the Trustee in authenticating Securities of such series in connection with the issue, delivery, registration of transfer, exchange, partial redemption or repayment of such Securities, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be a corporation organized and doing business under the laws of the United States, any state thereof or the District of Columbia, having a combined capital surplus of at least $1,000,000, being authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities or the equivalent foreign authority in the case of an Authenticating Agent who is not organized and doing business under the laws of the United States, any State thereof or the District of Columbia. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition as published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                             Any corporation into which an Authenticating Agent
may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                             An Authenticating Agent may resign at any time by
giving written notice of resignation to the Trustee and to the Issuer. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Issuer. Upon receiving such a notice of resignation or upon a termination, or in case at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent with the consent of the Issuer and shall give notice of such event to the Holders of the related series of Securities. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                             The Issuer agrees to pay to each Authenticating
Agent from time to time reasonable compensation for its services under this Section.

                             The provisions of Sections 2.9, 2.10, 6.1, 6.3 and
6.4 shall be applicable to any Authenticating Agent.

                             Pursuant to each appointment made under this
Section, the Securities of each series covered by such appointment may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

                             This is one of the Securities of the series
designated herein referred to in the within-mentioned Indenture.


                             The Bank of New York, as Trustee

                         By:
                            ------------------------------
                                                                            As
Authenticating Agent




                         By:
                            ------------------------------

                                   Authorized Officer


                                  ARTICLE SEVEN

                         CONCERNING THE SECURITYHOLDERS

                             SECTION 7.1. EVIDENCE OF ACTION TAKEN BY
SECURITYHOLDERS. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by a specified percentage in principal amount of the Securityholders of any or all series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Securityholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 6.1 and 6.2) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Article.

                             SECTION 7.2 PROOF OF EXECUTION OF INSTRUMENTS AND
OF HOLDING OF SECURITIES. Subject to Sections 6.1 and 6.2, the execution of any instrument by a Securityholder or his agent or proxy may be proved in the following manner:

                             (a) The fact and date of the execution by any
                         Holder of any instrument may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the person executing such instruments acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute sufficient proof of the authority of the person executing the same. The fact of the holding by any Holder of an Unregistered Security of any series, and the identifying number of such Security and the date of his holding the same, may be proved by the production of such Security or by a certificate executed by any trust company, bank, banker or recognized securities dealer wherever situated satisfactory to the Trustee, if such certificate shall be deemed by the Trustee to be satisfactory. Each such certificate shall be dated and shall state that on the date thereof a Security of such series bearing a specified identifying number was deposited with or exhibited to such trust company, bank, banker or recognized securities dealer by the person named in such certificate. Any such certificate may be issued in respect of one or more Unregistered Securities of one or more series specified therein. The holding by the person named in any such certificate of any Unregistered Securities of any series specified therein shall be presumed to continue for a period of one year from the date of such certificate unless at the time of any determination of such holding (1) another certificate bearing a later date issued in respect of the same Securities shall be produced, or (2) the Security of such series specified in such certificate shall be produced by some other person, or (3) the Security of such series specified in such certificate shall have ceased to be Outstanding. Subject to Sections 6.1 and 6.2, the fact and the date of the execution of any such instrument and the amount and numbers of Securities of any series held by the person so executing such instrument and the amount and numbers of any Security or Securities for such series may also be proven in accordance with such reasonable rules and regulations as may be prescribed by the Trustee for such series or in any other manner which the Trustee for such series may deem sufficient.

                             (b) In the case of Registered Securities, the
                         ownership of such Securities shall be proved by the security register or by a certificate of the security registrar.

                             SECTION 7.3 HOLDERS TO BE TREATED AS OWNERS. The
Issuer, the Trustee and any agent of the Issuer or the Trustee may deem and treat the person in whose name any Security shall be registered upon the security register for such series as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Indenture, interest on such Security and for all other purposes; and neither the Issuer nor the trustee nor any agent of the Issuer or the Trustee shall be affected by any notice to the contrary. The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Holder of any Unregistered Security and the Holder of any Coupon as the absolute owner of such Unregistered Security or Coupon (whether or not such Unregistered Security or Coupon shall be overdue) for the purpose of receiving payment thereof or on account thereof and for all other purposes and neither the Issuer, the Trustee, nor any agent of the Issuer or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security or Coupon.

                             SECTION 7.4  Reserved.
                                          --------

                             SECTION 7.5 RIGHT OF REVOCATION OF ACTION TAKEN. At
any time prior to (but not after) the evidencing to the Trustee, as provided in
Section 7.1, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued in exchange or substitution therefor or on registration of transfer thereof, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Trustee and the Holders of all the Securities affected by such action.

                                  ARTICLE EIGHT

                             SUPPLEMENTAL INDENTURES

                             SECTION 8.1 SUPPLEMENTAL INDENTURES WITHOUT CONSENT
OF SECURITYHOLDERS. The Issuer and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of the execution thereof) for one or more of the following purposes:

                             (a) to convey, transfer, assign, mortgage or pledge
                          to the Trustee as security for the Securities of one or more series any property or assets;

                             (b) to evidence the succession of another
                         corporation to the Issuer, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Issuer pursuant to Article Nine;

                             (c) to add to the covenants of the Issuer such
                         further covenants, restrictions, conditions or provisions as its Board of Directors and the Trustee shall consider to be for the protection of the Holders of Securities or Coupons, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; PROVIDED, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of such series to waive such an Event of Default.

                             (d) to cure any ambiguity or to correct or
                         supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make any other provisions as the Board of Directors may deem necessary or desirable, PROVIDED that no such action shall adversely affect the interests of the Holders of the Securities or Coupons;

                             (e) to establish the form or terms of Securities of
                         any series or of the Coupons appertaining to such Securities as permitted by Sections 2.1 and 2.3; and

                             (f) to evidence and provide for the acceptance of
                         appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 6.11.

                             The Trustee is hereby authorized to join with the
Issuer in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                             Any supplemental indenture authorized by the
provisions of this Section may be executed without the consent of the Holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 8.2.

                             SECTION 8.2 SUPPLEMENTAL INDENTURES WITH CONSENT OF
SECURITYHOLDERS. With the consent (evidenced as provided in Article Seven) of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of all series affected by such supplemental indenture (voting as one class), the Issuer and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such series or of the Coupons appertaining to such Securities; PROVIDED, that no such supplemental indenture shall (a) extend the final maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof, or make the principal thereof (including any amount in respect of original issue discount), or interest thereon payable in any coin or currency other than that provided in the Securities and Coupons or in accordance with the terms thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 5.1 or the amount thereof provable in bankruptcy pursuant to Section 5.2, or alter the provisions of Section 11.11, or impair or affect the right of any Securityholder to institute suit for the payment thereof or, if the Securities provide therefor, any right of repayment at the option of the Securityholder without the consent of the Holder of each Security so affected, or (b) reduce the aforesaid percentage of Outstanding Securities of any series, the consent of the Holders of which is required for any such supplemental indenture, without the consent of the Holders of each Security so affected.

                             A supplemental indenture which changes or
eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of Holders of Securities of such series, or of Coupons appertaining to such Securities, with respect to such covenant or provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series or of the Coupons appertaining to such Securities.

                             Upon the request of the Issuer and upon the filing
with the Trustee of evidence of the consent of Securityholders as aforesaid and other documents, if any, required by Section 7.1, the Trustee shall join with the Issuer in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

                             It shall not be necessary for the consent of the
Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

                             Promptly after the execution by the Issuer and the
Trustee of any supplemental indenture pursuant to the provisions of this Section, the Issuer shall prepare and mail or cause the Trustee to mail a notice thereof (i) to the Holders of then Outstanding Registered Securities of each series affected thereby, by mailing a notice thereof by first-class mail to such Holders at their addresses as they shall appear on the Security register, (ii) if any Unregistered Securities of a series affected thereby are then Outstanding, to the Holders thereof who have filed their names and addresses with the Trustee pursuant to Section 4.4(c) (ii), by mailing a notice thereof by first-class mail to such Holders at such addresses as were so furnished to the Trustee and (iii) if any Unregistered Securities of a series affected thereby are then Outstanding, to all Holders thereof, by publication of a notice thereof at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York and at least once in an Authorized Newspaper in London (and, if required by Section 3.6, at least once in an Authorized Newspaper in Luxembourg), and in each case such notice shall set forth in general terms the substance of such supplemental indenture. Any failure of the Issuer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                             SECTION 8.3 EFFECT OF SUPPLEMENTAL INDENTURE. Upon
the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer and the Holders of Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                             SECTION 8.4 DOCUMENTS TO BE GIVEN TO TRUSTEE. The
Trustee, subject to the provisions of Sections 6.1 and 6.2, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article 8 complies with the applicable provisions of this Indenture.

                             SECTION 8.5 NOTATION ON SECURITIES IN RESPECT OF
SUPPLEMENTAL INDENTURES. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear a notation in form approved by the Trustee for such series as to any matter provided for by such supplemental indenture or as to any action taken by Securityholders. If the Issuer or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Issuer, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Issuer, authenticated by the Trustee and delivered in exchange for the Securities of such series then outstanding.

                                  ARTICLE NINE

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

                             SECTION 9.1 ISSUER MAY CONSOLIDATE; MERGE; ETC.; ON
CERTAIN TERMS. The Issuer covenants that it will not merge or consolidate with any other corporation or sell or convey (including by way of lease) all or substantially all of its assets to any Person, unless (i) either the Issuer shall be the continuing corporation, or the successor corporation or the Person which acquires by sale or conveyance substantially all the assets of the Issuer (if other than the Issuer) shall be a corporation or entity organized under the laws of the United States of America or any state thereof and shall expressly assume the due and punctual payment of the principal of and interest on all the Securities and Coupons, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Issuer, by supplemental indenture satisfactory to the Trustee, executed and delivered to the Trustee by such corporation or entity, and (ii) the Issuer or such successor corporation or entity, as the case may be, shall not, immediately after such merger or consolidation, or such sale or conveyance, be in default in the performance of any such covenant or condition.

                             SECTION 9.2 SUCCESSOR ISSUER SUBSTITUTED. In case
of any such consolidation, merger, sale or conveyance, and following such an assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Issuer, with the same effect as if it had been named herein. Such successor corporation may cause to be signed, and may issue either in its own name or in the name of the Issuer prior to such succession any or all of the Securities issuable hereunder, together with any Coupons appertaining thereto, which theretofore shall not have been signed by the Issuer and delivered to the Trustee; and, upon the order of such successor corporation instead of the Issuer and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities, together with any Coupons appertaining thereto, which previously shall have been signed and delivered by the officers of the Issuer to the Trustee for authentication, and any Securities, together with any Coupons appertaining thereto, which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Securities so issued, together with any Coupons appertaining thereto, shall in all respects have the same legal rank and benefit under this Indenture as the Securities and Coupons theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities and Coupons had been issued at the date of the execution hereof.

                             In case of any such consolidation, merger, sale,
lease or conveyance such changes in phraseology and form (but not in substance) may be made in the Securities and Coupons thereafter to be issued as may be appropriate.

                             In the event of any such sale or conveyance (other
than a conveyance by way of lease) the Issuer or any successor corporation which shall theretofore have become such in the manner described in this Article shall be discharged from all obligations and covenants under this Indenture and the Securities and may be liquidated and dissolved.

                             SECTION 9.3 OPINION OF COUNSEL TO TRUSTEE. The
Trustee, subject to the provisions of Sections 6.1 and 6.2, may receive an Opinion of Counsel, prepared in accordance with Section 11.5, as conclusive evidence that any such consolidation, merger, sale, lease or conveyance, and any such assumption, and any such liquidation or dissolution, complies with the applicable provisions of this Indenture.

                                   ARTICLE TEN

                    SATISFACTION AND DISCHARGE OF INDENTURE;
                                UNCLAIMED MONEYS

                             SECTION 10.1 SATISFACTION AND DISCHARGE OF
INDENTURE. If at any time (a) the Issuer shall have paid or caused to be paid the principal of and interest on all the Securities of any series Outstanding hereunder and all unmatured Coupons appertaining thereto (other than Securities of such series and Coupons appertaining thereto which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.9) as and when the same shall have become due and payable, (b) the Issuer shall have delivered to the Trustee for cancellation all Securities of any series theretofore authenticated and all unmatured Coupons appertaining thereto (other than any Securities of such series and Coupons appertaining thereto which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.9) or (c) in the case of any series of Securities when the exact amount of principal of, and interest due on, which can be determined at the time of making the deposit referred to below, the Issuer shall have delivered to the Trustee an Opinion of Counsel that the Holders of such Securities will not recognize income, gain or loss for federal income tax purposes as a result thereof and the Issuer shall have irrevocably deposited or caused to be deposited with the Trustee as trust funds (i) cash, (ii) in the case of any series of Securities the payments on which may be made in Dollars, U.S. Government Obligations, maturing as to principal and interest in such amounts and at such times as will insure the availability of cash or (iii) in the case of any series of Securities the payments on which may be made in Dollars, a combination of (i) and (ii), sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof addressed to the Trustee, to pay the principal of and each installment of principal of and interest on all Securities of such series Outstanding and Coupons appertaining thereto (other than any Securities of such series and Coupons appertaining thereto which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section
2.9 and those theretofore delivered to the Trustee for cancellation) on the date that such principal or interest is due and payable and any mandatory sinking fund payments or analogous payments applicable to the Securities of such Outstanding series on the date on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities, then this Indenture shall cease to be of further effect with respect to Securities of such series (except as to (i) rights of registration of transfer and exchange of Securities of such series, and of Coupons appertaining thereto, and the Issuer's right of optional redemption, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Securities or Coupons, (iii) rights of Holders of Securities and Coupons appertaining thereto to receive payments of principal thereof and interest thereon, upon the original stated due dates therefor (but not upon acceleration) and remaining rights of Holders to receive mandatory sinking fund payments, if any, (iv) the rights and immunities of the Trustee hereunder and the Trustee's obligations under Sections 10.2 and 10.4, (v) the rights of the holders of Securities of such series and Coupons appertaining thereto as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them and (vi) the obligations of the Issuer under Section 3.2 and the Trustee, on demand of the Issuer, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture with respect to such series.

                             SECTION 10.2 APPLICATION BY TRUSTEE OF FUNDS
DEPOSITED FOR PAYMENT OF SECURITIES. Subject to Section 10.4, all moneys deposited with the Trustee (or other trustee) pursuant to Section 10.1 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Issuer acting as its own paying agent), to the Holders of the particular Securities of such series and of Coupons appertaining thereto for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest; but such money need not be segregated from other funds except to the extent required by law.

                             SECTION 10.3 REPAYMENT OF MONEYS HELD BY PAYING
AGENT. In connection with the satisfaction and discharge of this Indenture with respect to Securities of any series, all moneys then held by any paying agent under the provisions of this Indenture with respect to such series of Securities shall, upon demand of the Issuer, be repaid to it or paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys.

                             SECTION 10.4 RETURN OF MONEYS HELD BY TRUSTEE AND
PAYING AGENT UNCLAIMED FOR TWO YEARS. Moneys paid by the Issuer and held by the Trustee for the payment of the principal of or interest on any Securities that remain unclaimed at the end of two years after such principal or interest shall have become due and payable (whether at maturity or upon call for redemption or otherwise) shall be repaid to the Issuer, upon its written request. Upon such repayment all liability of the Trustee with respect to such moneys shall thereupon cease, without, however, limiting in any way any obligation that the Issuer may have to pay the principal of or interest on such Securities as the same shall become due; PROVIDED, HOWEVER, that the Trustee, before being required to make any such repayment with respect to moneys deposited with it for any payment (a) in respect of Registered Securities of any series, shall at the expense of the Issuer, mail by first-class mail to Holders of such Securities at their addresses as they shall appear on the Security register, and (b) in respect of Unregistered Securities of any series, shall at the expense of the Issuer cause to be published once, in an Authorized Newspaper in the Borough of Manhattan, The City of New York and once in an Authorized Newspaper in London (and if required by Section 3.6, once in an Authorized Newspaper in Luxembourg), notice, that such moneys remain and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing or publication, any unclaimed balance of such money then remaining will be repaid to the Issuer.

                             SECTION 10.5 INDEMNITY FOR U.S. GOVERNMENT
OBLIGATIONS. The Issuer shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 10.1 or the principal or interest received in respect of such obligations.

                                 ARTICLE ELEVEN

                            MISCELLANEOUS PROVISIONS

                             SECTION 11.1 INCORPORATORS, STOCKHOLDERS, OFFICERS
AND DIRECTORS OF ISSUER EXEMPT FROM INDIVIDUAL LIABILITY. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future stockholder, officer or director, as such, of the Issuer, either directly or through the Issuer, under any rule or law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities and the Coupons appertaining thereto by the holders thereof and as part of the consideration for the issue of the Securities and the Coupons appertaining thereto.

                             SECTION 11.2 PROVISIONS OF INDENTURE FOR THE SOLE
BENEFIT OF PARTIES AND HOLDERS OF SECURITIES AND COUPONS. Nothing in this Indenture, in the Securities or in the Coupons appertaining thereto, expressed or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and their successors and the Holders of the securities or Coupons, if any, any legal or equitable rights remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Securities or Coupons, if any.

                             SECTION 11.3 SUCCESSORS AND ASSIGNS OF ISSUER BOUND
BY INDENTURE. All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Issuer shall bind its successors and assigns, whether so expressed or not.

                             SECTION 11.4 NOTICES AND DEMANDS ON ISSUER, TRUSTEE
AND HOLDERS OF SECURITIES AND COUPONS. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Securities or Coupons to or on the Issuer may be given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Issuer is filed by the Issuer with the Trustee) to The Timken Company, 1835 Dueber Avenue S.W., Canton, Ohio 44706-2798, Attention: Secretary. Any notice, direction, request or demand by the Issuer or any Holder of Securities or Coupons to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made at the Corporate Trust Office,
Attention: Corporate Trust Trustee Administration.

                             Where this Indenture provides for notice to
Holders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder entitled thereto, at his last address as it appears in the security register. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                             In case, by reason of the suspension of or
irregularities in regular mail service, it shall be impracticable to mail notice to the Issuer when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

                             SECTION 11.5 OFFICERS' CERTIFICATES AND OPINIONS OF
COUNSEL; STATEMENTS TO BE CONTAINED THEREIN. Upon any application or demand by the Issuer to the Trustee to take any action under any of the provisions of this Indenture, the Issuer shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

                             Each certificate or opinion provided for in this
Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition,
(b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not in the opinion of such person, such condition or covenant has been complied with.

                             Any certificate, statement or opinion of an officer
of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, upon information with respect to which is in the possession of the Issuer, upon the certificate, statement or opinion of or representations by an officer or officers of the Issuer, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which this certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

                             Any certificate, statement or opinion of an officer
of the Issuer or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

                             Any certificate or opinion of any independent firm
of public accountants filed with and directed to the Trustee shall contain a statement that such firm is independent.

                             SECTION 11.6 PAYMENTS DUE ON SATURDAYS, SUNDAYS,
AND HOLIDAYS. Unless otherwise provided by a Security, if the date of maturity of interest on or principal of the Security of any series or any Coupons appertaining thereto or the date fixed for redemption or repayment of any such Security or Coupon shall not be a Business Day, then payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period on or after such date.

                             SECTION 11.7 CONFLICT OF ANY PROVISION OF INDENTURE
WITH TRUST INDENTURE ACT OF 1939. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required to be included herein by any of Sections 310 to 317, inclusive, of the TIA, such required provision shall control.

                             SECTION 11.8 NEW YORK LAW TO GOVERN. This Indenture
and each Security and Coupon shall be deemed to be a contract under the laws of the State of New York without regard to principles of conflicts of law, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise be required by mandatory provisions of law.

                             SECTION 11.9 COUNTERPARTS. This Indenture may be
executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

                             SECTION 11.10 EFFECT OF HEADINGS. The Article and
Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                             SECTION 11.11 SECURITIES IN A FOREIGN CURRENCY OR
IN ECUS. Unless otherwise specified in an Officers' Certificate delivered pursuant to Section 2.3 of this Indenture with respect to a particular series of Securities, whenever for purposes of this Indenture any action may be taken by the Holders of a specified percentage in aggregate principal amount of Securities of all series or all series affected by a particular action at the time Outstanding and, at such time, there are Outstanding Securities of any series which are denominated in a coin or currency other than Dollars (including
ECUs), then the principal amount of Securities of such series which shall be


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deemed to be Outstanding for the purpose of taking such action shall be that amount of Dollars that could be obtained for such amount at the Market Exchange Rate. For purposes of this Section 11.11, Market Exchange Rate shall mean the noon Dollar buying rate for that currency for cable transfers quoted in The City of New York as certified for customs purposes by the Federal Reserve Bank of New York; PROVIDED, HOWEVER, in the case of ECUs, Market Exchange Rate shall mean the rate of exchange determined by the Commission of the European Communities (or any successor thereto) as published in the Official Journal of the European Communities (such publication or any successor publication, the "Journal"). If such Market Exchange Rate is not available for any reason with respect to such currency, the Trustee shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York or, in the case of ECUs, the rate of exchange as published in the Journal, as of the most recent available date, or quotations or, in the case of ECUs, rates of exchange from one or more major banks in The City of New York or in the country of issue of the currency in question, which for purposes of the ECU shall be Brussels, Belgium, or such other quotations or, in the case of ECU, rates of exchange as the Trustee shall deem appropriate. The provisions of this paragraph shall apply in determining the equivalent principal amount in respect of Securities of a series denominated in a currency other than Dollars in connection with any action taken by Holders of Securities pursuant to the terms of this Indenture.

                             All decisions and determinations of the Trustee
regarding the Market Exchange Rate or any alternative determination provided for in the preceding paragraph shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Issuer and all Holders.

                             SECTION 11.12 JUDGMENT CURRENCY. The Issuer agrees,
to the fullest extent that it may effectively do so under applicable law, that
(a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of or interest on the Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the day on which final unappealable judgment is entered, unless such day is not a New York Banking Day, then, to the extent permitted by applicable law, the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the New York Banking Day preceding the day on which final unappealable judgment is entered and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with subsection (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments,
(ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, "New York Banking Day" means any day except a Saturday, Sunday or a legal holiday in The City of New York or a day on which banking institutions in The City of New York are authorized or required by law or executive order to close.

                                 ARTICLE TWELVE

                   REDEMPTION OF SECURITIES AND SINKING FUNDS

                             SECTION 12.1 APPLICABILITY OF ARTICLE. The
provisions of this Article shall be applicable to the Securities of any series which are redeemable before their maturity or to any sinking fund for the retirement of Securities or a series except as otherwise specified as contemplated by Section 2.3 for Securities of such series.

                             SECTION 12.2 NOTICE OF REDEMPTION; PARTIAL
REDEMPTIONS. Notice of redemption to the Holders of Registered Securities of any series to be redeemed as a whole or in part at the option of the Issuer shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption to such Holders of Securities of such series at their last addresses as they shall appear upon the registry books. Issuer shall give notice to the Trustee of such intended redemption 60 days prior to the date of mailing of notice to the Holders. Notice of redemption to the Holders of Unregistered Securities to be redeemed as a whole or in part, who have filed their names and addresses with the Trustee pursuant to Section 4.4(c) (ii), shall be given by mailing notice of such redemption, by first class mail, postage prepaid, at least 30 days and not more than 60 prior to the date fixed for redemption, to such Holders at such addresses as were so furnished to the Trustee (and, in the


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case of any such notice given by the Issuer, the Trustee shall make such information available to the Issuer for such purpose). Notice of redemption to all other Holders of Unregistered Securities shall be published in an Authorized Newspaper in the Borough of Manhattan, The City of New York and in an Authorized Newspaper in London (and, if required by Section 3.6, in an Authorized Newspaper in Luxembourg), in each case, once in each of three successive calendar weeks, the first publication to be not less than 30 nor more than 60 days prior to the date fixed for redemption. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

                             The notice of redemption to each such Holder shall
identify the Securities to be redeemed (including CUSIP numbers) and shall specify the principal amount of each Security of such series held by such Holder to be redeemed, the date fixed for redemption, the redemption price, the place or places of payment, that payment will be made upon presentation and surrender of such Securities and, in the case of Securities with Coupons attached thereto, of all Coupons appertaining thereto maturing after the date fixed for redemption, that such redemption is pursuant to the mandatory or optional sinking fund, or both, if such be the case, that interest accrued to the date fixed for redemption will be paid as specified in such notice and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. In case any Security of a series is to be redeemed in part only the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued.

                             If at the time of the mailing of any notice of
redemption the Issuer shall not have irrevocably directed the Trustee to apply funds deposited with the Trustee or held by it and available to be used for the redemption of Securities to redeem all the Securities called for redemption, such notice shall state that it is subject to the receipt of the redemption moneys by the Trustee before the date fixed for redemption and that such notice shall be of no effect unless such moneys are so received before such date.

                             The notice of redemption of Securities of any
series to be redeemed at the option of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer.

                             On or before the redemption date specified in the
notice of redemption given as provided in this Section, the Issuer will deposit with the Trustee or with one or more paying agents (or, if the Issuer is acting as its own paying agent, set aside, segregate and hold in trust as provided in
Section 3.4) an amount of money sufficient to redeem on the redemption date all the Securities of such series so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption.

                             If less than all the Securities of a series are to
be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, Securities of such Series to be redeemed in whole or in part. Securities may be redeemed in part in multiples equal to the minimum authorized denomination for Securities of such series or any multiple thereof. The Trustee shall promptly notify the Issuer in writing of the Securities of such series selected for redemption and, in the case of any Securities of such series selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture unless the context otherwise requires, all provisions relating to the redemption of Securities of any series shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

                             SECTION 12.3 PAYMENT OF SECURITIES CALLED FOR
REDEMPTION. If notice of redemption has been given as above provided, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Issuer shall default in the payment of such Securities at the redemption price, together with interest accrued to said date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue, and the unmatured Coupons, if any, appertaining thereto shall be void, and, except as provided in Sections 6.5 and 10.4, such Securities shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Securities at a place of payment specified in said notice, together


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



with all Coupons, if any, appertaining thereto maturing after the date fixed for redemption, said Securities or the specified portions thereof shall be paid and redeemed by the Issuer at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; that payment of interest becoming due on or prior to the date fixed for redemption shall be payable in the case of Securities with Coupons attached thereto, to the bearers of the Coupons for such interest upon surrender thereof, and in the case of Registered Securities, to the Holders of such Registered Securities registered as such on the relevant record date subject to the terms and provisions of Sections 2.3 and 2.7 hereof.

                             If any security called for redemption shall not be
so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate of interest or Yield to Maturity (in the case of an Original Issue Discount Security) borne by the Security.

                             If any Security with Coupons attached thereto is
surrendered for redemption and is not accompanied by all appurtenant Coupons maturing after the date fixed for redemption, the surrender of such missing Coupon or Coupons may be waived by the Issuer and the Trustee, if there be furnished to each of them such security or indemnity as they may require to save each of them harmless.

                             Upon presentation of any Security redeemed in part
only, the Issuer shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Issuer, a new Security or Securities of such series, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

                             SECTION 12.4 EXCLUSION OF CERTAIN SECURITIES FROM
ELIGIBILITY FOR SELECTION FOR REDEMPTION. Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in an Officers' Certificate delivered to the Trustee at least 40 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Issuer or (b) an entity specifically identified in such written statement as directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer.

                             SECTION 12.5 MANDATORY AND OPTIONAL SINKING FUNDS.
The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." The date on which a sinking fund payment is to be made is herein referred to as the "sinking fund payment date."

                             In lieu of making all or any part of any mandatory
sinking fund payment with respect to any series of Securities in cash, the Issuer may at its option (a) deliver to the Trustee Securities of such series theretofore purchased or otherwise acquired (except upon redemption pursuant to the mandatory sinking fund) by the Issuer or receive credit for Securities of such series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Issuer and delivered to the Trustee for cancellation pursuant to Section 2.10, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section, or (c) receive credit for Securities of such series (not previously so credited) redeemed by the Issuer through any optional redemption provision contained in the terms of such series. Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund redemption price specified in such Securities.

                             On or before the 60th day next preceding each
sinking fund payment date for any series, the Issuer will deliver to the Trustee an Officers' Certificate (which need not contain the statements required by Section 11.5) (a) specifying the portion of the mandatory sinking fund payment to be satisfied by payment of cash and the portion to be satisfied by credit of Securities of such series and the basis for such credit, (b) stating that none of the Securities of such series has theretofore been so credited, (c) stating that no defaults in the payment of interest or Events of Default with respect to such series have occurred (which have not been waived or cured) and are continuing and (d) stating whether or not the Issuer intends to exercise its right to make an optional sinking fund payment with respect to such series and, if so, specifying the amount of such optional sinking fund payment which the Issuer intends to pay on or before the next succeeding sinking fund payment date. Any Securities of such series to be credited and required to be delivered to the Trustee in order for the Issuer to be entitled to credit therefor as aforesaid which have not theretofore been delivered to the Trustee shall be delivered for cancellation pursuant to Section 2.10 to the Trustee with such


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Officers' Certificate. Such Officers' Certificate shall be irrevocable and upon its receipt by the Trustee the Issuer shall become unconditionally obligated to make all the cash payments or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Issuer, on or before any such 60th day, to deliver such Officers' Certificate and Securities specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such date, the irrevocable election of the Issuer (i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect thereof and
(ii) that the Issuer will make no optional sinking fund payment with respect to such series as provided in this Section.

                             If the sinking fund payment or payments (mandatory
or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $50,000 or the equivalent thereof in foreign currency or foreign currency units (or a lesser sum if the Issuer shall so request) with respect to the Securities of any particular series, such cash shall be applied on the next succeeding sinking fund payment date to the redemption of Securities of such series at the sinking fund redemption price together with accrued interest to the date fixed for redemption. If such amount shall be $50,000 or less and the Issuer makes no such request then it shall be carried over until a sum in excess of $50,000 is available. The Trustee shall select, in the manner provided in Section 12.2, for redemption on such sinking fund payment date a sufficient principal amount of Securities of such series to absorb said cash, as early as may be, and shall (if requested in writing by the Issuer) inform the Issuer of the serial numbers of the Securities of such series (or portions thereof) so selected. Securities shall be excluded from eligibility for redemption under this Section if they are identified by registration and certificate number in an Officers' Certificate delivered to the Trustee at least 60 days prior to the sinking fund payment date as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Issuer or (b) an entity specifically identified in such Officers' Certificate as directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer. The Trustee, in the name and at the expense of the Issuer (or the Issuer, if it shall so request the Trustee in writing) shall cause notice of redemption of the Securities of such series to be given in substantially the manner provided in Section 12.2 (and with the effect provided in Section 12.3) for the redemption of Securities of such series in part at the option of the Issuer. The amount of any sinking fund payments not supplied or allocated to the redemption of Securities of such series shall be added to the next cash sinking fund payment for such series and, together with such payment, shall be applied in accordance with the provisions of this Section. Any and all sinking fund moneys held on the stated maturity date of the Securities of any particular series (or earlier, if such maturity is accelerated), which are not held for the payment or redemption of particular Securities of such series shall be applied, together with other moneys, if necessary, sufficient for the purpose, to the payment of the principal of, and interest on, the Securities of such series at maturity.

                             On or before each sinking fund payment date, the
Issuer shall pay to the Trustee in cash or shall otherwise provide for the payment of all interest accrued to the date fixed for redemption on Securities to be redeemed on the next following sinking fund payment date.

                             The Trustee shall not redeem or cause to be
redeemed any Securities of a series with sinking fund moneys or mail any notice of redemption of Securities for such series by operation of the sinking fund during the continuance of a default in payment of interest on such Securities or of any Event of Default except that, where the mailing of notice of redemption of any Securities shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Securities, provided that it shall have received from the Issuer a sum sufficient for such redemption. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such default or Event of Default, be deemed to have been collected under Article Five and held for the payment of all such Securities. In case such Event of Default shall have been waived as provided in
Section 5.10 or the default cured on or before the 60th day preceding the sinking fund payment date in any year, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section to the redemption of such Securities.

                                ARTICLE THIRTEEN

                        MEETINGS OF HOLDERS OF SECURITIES

                             SECTION 13.1 PURPOSES FOR WHICH MEETINGS MAY BE
CALLED. A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to this Article to make, give or take any


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request, demand, authorization, direction, notice, consent, waiver or other act provided by this Indenture to be made, given or taken by Holders of Securities of such series.

                             SECTION 13.2 CALL, NOTICE AND PLACE OF MEETINGS.

                             (a) The Trustee may at any time call a meeting of
Holders of Securities of any series for any purpose specified in Section 13.1, to be held at such time and such place in the Borough of Manhattan, New York, New York, or, if securities of such series were issued as Unregistered Securities, in London, as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, not less than 21 or more than 180 days prior to the date fixed for the meeting.

                             (b) In case at any time the Issuer, or the Holders
of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 13.1, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Issuer or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, New York, New York, or in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

                             SECTION 13.3 PERSONS ENTITLED TO VOTE AT MEETINGS.
To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Issuer and its counsel.

                             SECTION 13.4 QUORUM; ACTION. The Persons entitled
to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; PROVIDED, HOWEVER, that if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of not less than 66 2/3% in principal amount of the Outstanding Securities of a series, the Persons entitled to vote 66 2/3% in principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In the absence of a quorum in any other case, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 13.2(a), except that such notice need be given only once not less than five days prior to the date on which the meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series that shall constitute a quorum. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

                             Except as limited by the proviso to Section 8.2,
any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; PROVIDED, HOWEVER, that if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of not less than 66 2/3% in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid only by the affirmative vote of Holders of 66 2/3% in principal amount of the Outstanding Securities of that series; and PROVIDED, HOWEVER, that, except as limited by the proviso in Section 8.2, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other act which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority in principal amount of the Outstanding


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



Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that series.

                             Any resolution passed or decision taken at any
meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related Coupons, whether or not present or represented at the meeting.

                             SECTION 13.5 DETERMINATION OF VOTING RIGHTS;
CONDUCT AND ADJOURNMENT OF MEETINGS.

                             (a) Notwithstanding any other provision of this
Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of any series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 7.1 and the appointment of any proxy shall be proved in the manner specified in Section 7.1 or, in the case of Unregistered Securities, by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 7.1 to certify to the holding of Unregistered Securities. Such regulations may provide that written instrument appointing proxies, regular on their face, may be presumed said and genuine without the proof specified in Section 7.1 or other proof.

                             (b) The Trustee shall, by an instrument in writing,
appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Issuer or by Holders of Securities as provided in Section 13.2, in which case the Issuer or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

                             (c) At any meeting each Holder of a Security of
such series or proxy shall be entitled to one vote for each $1,000 principal amount of Securities of such series held or represented by him; PROVIDED, HOWEVER, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

                             (d) Any meeting of Holders of Securities of any
series duly called pursuant to Section 13.2 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

                             SECTION 13.6 COUNTING VOTES AND RECORDING ACTION OF
MEETINGS. The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 13.2 and, if applicable, Section 13.4. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Issuer, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                             IN WITNESS WHEREOF, the parties hereto have caused
this Indenture to be duly executed all as of the date first written above.


                                       THE TIMKEN COMPANY




                         By:
                            --------------------------
                              Name:

                              Title:



                         THE BANK OF NEW YORK, TRUSTEE




                         By:
                            --------------------------
                              Name:

                              Title:

REGISTERED
NO. FXR                                                                Exhibit A
                                                                       ---------



                             FORM OF FIXED RATE NOTE

                               THE TIMKEN COMPANY
                           MEDIUM-TERM NOTE, SERIES A


                         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "ORIGINAL YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE APPROXIMATE METHOD) SET FORTH BELOW HAS BEEN COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.



GLOBAL MEDIUM-TERM NOTE,
SERIES A:   YES ____   NO ____

If this Note is designated as a Global Medium-Term Note, Series A, the following shall apply:


                             Unless this Certificate is presented by an
authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC and any payment is made to Cede & Co. or such other entity as requested by an authorized representative of DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.



=================================== ====================================== ========================================== ==============
Original Issue Date:                Initial Redemption Date:               Interest Rate:                             Maturity
                                                                                                                      Date:

=================================== ====================================== ========================================== ==============
Interest Accrual                    Initial Redemption                     Interest Payment Dates:
Date:                               Percentage:                               February 15
                                                                              August 15

=================================== ====================================== ========================================== ==============
Total Amount of OID:                Annual Redemption                      Applicability of Modified                  Specified
                                    Percentage Reduction:                  Payment Upon Acceleration:                 Currency:

=================================== ====================================== ========================================== ==============
Original Yield To Maturity:         Optional Repayment                     If yes, state Issue Price:
                                    Date(s):
=================================== ====================================== ========================================== ==============
Initial Accrual Period OID:

=================================== ====================================== ========================================== ==============

TRUSTEE'S CERTIFICATE
OF AUTHENTICATION


This is one of the Notes referred
to in the within-mentioned Indenture.



THE BANK OF NEW YORK,
    as Trustee



BY:
   -------------------------
     Authorized Signatory

                               THE TIMKEN COMPANY

                          Medium-Term Fixed Rate Notes

                             The Timken Company, an Ohio corporation (the
"Issuer"), for value received, hereby promises to pay to





or registered assignees, the principal sum of

, on the Maturity Date specified above (except to the extent redeemed or repaid prior to the Maturity Date) and to pay interest thereon at the Interest Rate per annum specified above from the Original Issue Date specified above until the principal hereof is paid or duly made available for payment (except as provided below), semiannually in arrears on the fifteenth day of February and August in each year commencing on the Interest Payment Date next succeeding the Original Issue Date specified above, and on the Maturity Date (or any redemption or repayment date); PROVIDED, HOWEVER, that if the Original Issue Date occurs between a Record Date, as defined below, and the next succeeding Interest Payment Date, interest payments will commence on the second Interest Payment Date succeeding the Original Issue Date to the registered Holder of this Note on the Record Date with respect to such second Interest Payment Date.

                             Interest on this Note will accrue from the most
recent Interest Payment Date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from the Original Issue Date, until the principal hereof has been paid or duly made available for payment (except as provided below). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, will, subject to certain exceptions described herein, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the date 15 calendar days prior to an Interest Payment Date (whether or not a Business Day) (the "Record Date"); PROVIDED, HOWEVER, that interest payable on the Maturity Date (or any redemption or repayment date) will be payable to the person to whom the principal hereof shall be payable. As used herein, "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in The City of New York and (i) if this Note is denominated in a Specified Currency other than U.S. dollars or European Currency Units ("ECUs"), is also a business day in the principal financial center of the country of the Specified Currency and (ii) if this Note is denominated in ECUs, that is an ECU clearing day, as determined by the ECU Banking Association in Paris.

                             Payment of the principal of this Note and interest
due at the Maturity Date (or any redemption or repayment date) will be made in immediately available funds upon surrender of this Note at the office or agency of the Trustee as defined on the reverse hereof, maintained for that purpose in the Borough of Manhattan, The City of New York, or at such other office or agency as the Issuer may determine, by wire transfer, if appropriate instructions therefor have been received at least 15 Business Days prior to the date of the related payment; otherwise such payment shall be made by check. Payment of the principal of and interest on this Note will be made in such coin or currency of the United States of America or in a Specified Currency other than U.S. dollars as indicated herein as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that U.S. dollar payments of interest, other than interest due at maturity or any date of redemption or repayment, will be made by United States dollar check mailed to the address of the Person entitled thereto as such address shall appear in the Note register. A Holder of U.S. $10,000,000 or more in aggregate principal amount of Notes having the same Interest Payment Date will be entitled to receive payments of interest, other than interest due at maturity or any date of redemption or repayment, by wire transfer of immediately available funds if appropriate wire transfer instructions in writing have been received by the Trustee not less than 15 calendar days prior to the applicable Interest Payment Date. Payments of interest on Notes in a Specified Currency other than U.S. dollars will be made by wire transfer of immediately available funds to an account maintained, by the Holder with a bank located outside the United States and the Holder of such Notes shall provide the Trustee with the appropriate wire transfer instructions.

                             Reference is hereby made to the further provisions
of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                             Unless the certificate of authentication hereon has
been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture, as defined on the reverse hereof, or be valid or obligatory for any purpose.

                             IN WITNESS WHEREOF, the Issuer has caused this Note
to be duly executed under its corporate seal.



                         THE TIMKEN COMPANY


[SEAL]

                         By:
                            -----------------------------
                         Name: Gene E. Little

                         Title: Senior Vice President - Finance

                             This Note is one of a duly authorized issue of
Medium-Term Notes, Series A having maturities from nine months to 30 years from the date of issue (the "Notes") of the Issuer. The Notes are issuable under an Indenture, dated as of February __, 1998 (the "Indenture") between the Issuer and The Bank of New York, as Trustee (the "Trustee,"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities of the Issuer, the Trustee and Holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered. The terms of individual Notes may vary with respect to interest rates, interest rate formulas, issue dates, maturity dates, or otherwise, all as provided in the Indenture. To the extent not inconsistent herewith the terms of the Indenture are hereby incorporated by reference herein.

                             If no Initial Redemption Date is specified on the
face hereof, this Note may not be redeemed prior to the Maturity Date. If so indicated on the face of this Note, this Note may be redeemed at the option of the Issuer, on or after the Initial Redemption Date, if any, specified on the face hereof, together with interest accrued and unpaid thereon to the date of redemption (except as provided below). Notice of redemption shall be mailed to the registered Holders of the Notes designated for redemption at their addresses as the same shall appear on the Note register not less than 30 nor more than 60 days prior to the date of redemption, subject to all the conditions and provisions of the Indenture. In the event of redemption of this Note in part only, a new Note or Notes for the amount of the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

                             The "Redemption Price" shall initially be the
Initial Redemption Percentage, specified on the face hereof, of the principal amount of this Note to be redeemed and, if not 100% of such principal amount, shall decline on each anniversary of the Initial Redemption Date, specified on the face hereof, by the Annual Redemption Percentage Reduction, if any, specified on the face hereof, of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

                             If no Optional Repayment Date(s) is set forth on
the face hereof, this Note may not be repaid prior to the Maturity Date. If so indicated on the face of this Note, this Note may be subject to repayment at the option of the Holder on the Optional Repayment Date(s) specified on the face hereof, together with interest accrued and unpaid thereon to the date of repayment (except as provided below). For this Note to be repaid in whole or in part at the option of the Holder hereof, the Trustee must receive not less than 30 or more than 45 days prior to the Optional Repayment Date (i) the Note with the form entitled "Option to Elect Repayment" below duly completed or (ii) a facsimile transmission or a letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth the name of the Holder of this Note, the principal amount hereof, the certificate number of this Note or a description of the Note's tenor or terms, the principal amount hereof to be prepaid, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note to be prepaid with the form entitled "Option to Elect Repayment" below duly completed will be received by the Trustee no later than five Business Days after the date of such facsimile transmission or letter and this Note and form duly completed are received by the Trustee by such fifth Business Day. Exercise of such repayment option shall be irrevocable. Such option may be exercised by the Holder for less than the entire principal amount provided that the principal amount remaining Outstanding after repayment is at least $100,000 or any larger amount that is an integral multiple of $1,000. In the event of repayment of this Note in part only, a new Note or Notes for the amount of the portion hereof that is not repaid shall be issued in the name of the Holder hereof upon the cancellation hereof.

                             Interest payments on this Note will include
interest accrued to but excluding the Interest Payment Dates or Maturity Date (or earlier redemption or repayment date), as the case may be. Interest payments for this Note will be computed and paid on the basis of a 360-day year of twelve 30-day months.

                             In the case where the Interest Payment Date or the
Maturity Date (or any redemption or repayment date) does not fall on a Business Day, payment of interest or principal otherwise payable on such date need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or on the Maturity Date (or the redemption or repayment date), and no interest shall accrue for the period from and after the Interest Payment Date or the Maturity Date (or the redemption or repayment date) to such next succeeding Business Day.

                             This Note and all the obligations of the Issuer
hereunder are direct, unsecured obligations of the Issuer, and rank without preference or priority among themselves and PARI PASSU with all other existing and future unsecured and unsubordinated indebtedness of the Issuer.

                             This Note, and any Note or Notes issued upon
transfer or exchange hereof, is issuable only in fully registered form, without coupons, and, if denominated in U.S. dollars, is issuable only in denominations of U.S. $1,000 and any integral multiple of U.S. $1,000 in excess thereof. If this Note is denominated in a Specified Currency other than U.S. dollars, it is issuable only in denominations of the equivalent of U.S. $1,000 (rounded down to an integral multiple of 1,000 units of such Specified Currency), or any amount in excess thereof which is an integral multiple of 1,000 units of such Specified Currency, as determined by reference to the noon dollar buying rate in New York City for cable transfers of such Specified Currency published by the Federal Reserve Bank of New York (the "Market Exchange Rate") on the Business Day immediately preceding the date of issuance; PROVIDED, HOWEVER, in the case of ECUs, the Market Exchange Rate shall be the rate of exchange determined by the Commission of the European Communities (or any successor thereto) as published in the Official Journal of the European Communities, or any successor publication, on the Business Day immediately preceding the date of issuance.

                             The Trustee has been appointed registrar for the
Notes, and the Trustee will maintain at its office in The City of New York a register for the registration and transfer of Notes. This Note may be transferred at the aforesaid office of the Trustee by surrendering this Note for cancellation, accompanied by a written instrument of transfer in form satisfactory to the Trustee and duly executed by the registered Holder hereof in person or by the Holder's attorney duly authorized in writing, and thereupon the Trustee will issue in the name of the transferee or transferees, in exchange herefor, a new Note or Notes having identical terms and provisions and for a like aggregate principal amount in authorized denominations, subject to the terms and conditions set forth herein; PROVIDED, HOWEVER, that the Trustee will not be required (i) to register the transfer of or exchange any Note that has been called for redemption in whole or in part, except the unredeemed portion of Notes being redeemed in part, (ii) to register the transfer of or exchange any
Note if the Holder thereof has exercised his right, if any, to require the Issuer to repurchase such Note in whole or in part, except the portion of such Note not required to be repurchased, or (iii) to register the transfer of or exchange Notes to the extent and during the period so provided in the Indenture with respect to the redemption of Notes. Notes are exchangeable at said office for other Notes of other authorized denominations of equal aggregate principal amount having identical terms and provisions. All such exchanges of Notes will be free of charge, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge in connection therewith. All Notes surrendered for exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and executed by the registered Holder in person or by the Holder's attorney duly authorized in writing. The date of registration of any Note delivered upon any exchange or transfer of Notes shall be such that no gain or loss of interest results from such exchange or transfer.

                             In case any Notes shall at any time become
mutilated, defaced or be destroyed, lost or stolen and such Note or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required in the premises) shall be delivered to the Trustee, a new Note of like tenor will be issued by the Issuer in exchange for the Note so mutilated or defaced, or in lieu of the Note so destroyed or lost or stolen, but, in the case of any destroyed or lost or stolen Note, only upon receipt of evidence satisfactory to the Trustee and the Issuer that such Note was destroyed or lost or stolen and upon receipt also of indemnity satisfactory to each of them. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Note shall be borne by the owner of the Note mutilated, defaced, destroyed, lost or stolen.

                             The Indenture provides that, (a) if an Event of
Default (as defined in the Indenture) due to the default in payment of principal of or interest on any series of Securities issued under the Indenture, including the series of Medium-Term Notes, Series A of which this Note forms a part, or due to the default in the performance or breach of any other covenant or warranty of the Issuer applicable to the Securities of such series but not applicable to all Outstanding Securities issued under the Indenture shall have occurred and be continuing, either the Trustee or the Holders of not less than 25% in principal amount of the Securities of each affected series (each such series voting as a separate class) may then declare the principal of all Securities of all such series and interest accrued thereon to be due and payable immediately, (b) if an Event of Default due to the default in the performance of any other covenant or agreement contained in the Indenture applicable to all Outstanding Securities shall have occurred and be continuing, either the Trustee or the Holders of 25% in principal amount of the Outstanding Securities (treated as one class) may declare the principal (or, if the Securities are Original Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all Securities and interest accrued thereon to be due and payable immediately and (c) if an Event of Default due to certain events of bankruptcy, insolvency or reorganization of the Issuer shall have occurred and be continuing, then the principal of all such Securities and interest accrued thereon shall become due and payable immediately.

                             If the face hereof indicates that this Note is
subject to "Modified Payment upon Acceleration," then if the principal hereof is declared to be due and payable as described in the preceding paragraph, the amount of principal due and payable with respect to this Note shall be limited to the aggregate principal amount hereof multiplied by the sum of the Issue Price specified on the face hereof (expressed as a percentage of the aggregate principal amount) plus the original issue discount amortized from the Original Issue Date to the date of declaration, which amortization shall be calculated using the "interest method" (computed in accordance with generally accepted accounting principles in effect on the date of declaration).

                             The Indenture permits the Issuer and the Trustee,
with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of each series issued under the Indenture then Outstanding and affected, to execute supplemental indentures adding any provisions to or modifying in any manner the rights of the Holders of each series so affected; PROVIDED that the Issuer and the Trustee shall not, without the consent of the Holder of each Outstanding Security affected thereby, (a) extend the final maturity of any such security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption or repayment thereof, or change the currency of payment thereof, or impair or affect the rights of any Holder to institute suit for the payment thereof without the consent of the Holder of each Security so affected; or (b) reduce the aforesaid percentage in principal amount of Securities the consent of the Holders of which is required for any such supplemental indenture, without the consent of the Holders of each Security so affected.

                             Except as set forth below, if the principal of, or
interest on, this Note is payable in a Specified Currency other than U.S. dollars and such Specified Currency is not available to the Issuer for making payments hereon due to the imposition of exchange controls or other circumstances beyond the control of the Issuer or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions within the international banking community, then the Issuer will be entitled to satisfy its obligations to the Holder of this Note by making such payments in U.S. dollars on the basis of the Market Exchange Rate on the date of such payment or, if the Market Exchange Rate is not available on such date, as of the most recent practicable date. Any payment made under such circumstances in U.S. dollars where the required payment is in a Specified Currency other than U.S. dollars will not constitute an Event of Default.

                             If payment in respect of a Note is required to be
made in ECUs and ECUs are unavailable due to the imposition of exchange controls or other circumstances beyond the Issuer's control or are no longer used in the European Monetary System, then all payments in respect of this Note shall be made in U.S. dollars until ECUs are again available or so used. The amount of each payment in U.S. dollars shall be computed on the basis of the equivalent of the ECU in U.S. dollars, determined as described below, as of the second Business Day prior to the date on which such payment is due.

                             The equivalent of the ECU in U.S. dollars as of any
date (the "Day of Valuation") shall be determined by the Issuer or its agent on the following basis. The component currencies of the ECU for this purpose (the "Components") shall be the currency amounts that were components of the ECU as of the last date on which the ECU was used in the European Monetary System. The equivalent of the ECU in U.S. dollars shall be calculated by aggregating the U.S. dollar equivalents of the Components. The U.S. dollar equivalent of each of the Components shall be determined by the Issuer or such agent on the basis of the most recently available Market Exchange Rates for such Components.

                             If the official unit of any Component is altered by
way of combination or subdivision, the number of units of that currency as a Component shall be divided or multiplied in the same proportion. If two or more Components are consolidated into a single currency, the amounts of those currencies as Components shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated component currencies expressed in such single currency. If any Component is divided into two or more currencies, the amount of the original component currency shall be replaced by the amounts of such two or more currencies, each of which shall be equal to the amount of the original component currency separated into the number of currencies into which such original currency was divided.

                             All determinations referred to above made by the
Issuer or its agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive to the extent permitted by law for all purposes and binding on Holders of Notes.

                             So long as this Note shall be Outstanding, the
Issuer will cause to be maintained an office or agency for the payment of the principal of and interest on this Note as herein provided in the Borough of Manhattan, The City of New York, and an office or agency in said Borough of Manhattan for the registration, transfer and exchange as aforesaid of the Notes. The Issuer may designate other agencies for the payment of said principal and interest at such place or places (subject to applicable laws and regulations) as the Issuer may decide. So long as there shall be such an agency, the Issuer shall keep the Trustee advised of the names and locations of such agencies, if any are so designated.

                             With respect to moneys paid by the Issuer and held
by the Trustee for the payment of the principal of or interest on any Notes, that remain unclaimed at the end of two years after such principal or interest shall have become due and payable (whether at maturity or upon call for redemption or otherwise), (i) the Trustee shall notify the Holders of such Notes that such moneys shall be repaid to the Issuer and any person claiming such moneys shall thereafter look only to the Issuer for payment thereof and (ii) such moneys shall be so repaid to the Issuer. Upon such repayment all liability of the Trustee with respect to such moneys shall thereupon cease, without, however, limiting in any way any obligation that the Issuer may have to pay the principal of or interest on this Note as the same shall become due.

                             No provision of this Note or of the Indenture shall
alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed unless otherwise agreed between the Issuer and the registered Holder of this Note.

                             Prior to due presentment of this Note for
registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

                             No recourse shall be had for the payment of the
principal of or the interest on this Note, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                             This Note shall for all purposes be governed by,
and construed in accordance with, the laws of the State of New York, without regard to conflicts of law principles.

                             All terms used in this Note which are defined in
the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                                  ABBREVIATIONS

                             The following abbreviations, when used in the
inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

                             TEN COM-as tenants in common
                             TEN ENT-as tenants by the entireties
                             JT TEN-as joint tenants with right of survivorship and not as tenants in common

                             UNIFORM GIFT MIN
                             ACT - ............Custodian....................
                                                (Cust)                   (Minor)

                             Under Uniform Gifts to Minors Act .................


                                                                         (State)

                             Additional abbreviations may also be used though not in the above list.

                             -----------------------

                             FOR VALUE RECEIVED, the undersigned hereby sell(s),
assign(s) and transfer(s) unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE]


--------------------------------------------------------------------------------
                                                !
------------------------------------------------


--------------------------------------------------------------------------------
                                                !
------------------------------------------------

--------------------------------------------------------------------------------


[PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING ZIP CODE,
                         OF ASSIGNEE]


--------------------------------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably


--------------------------------------------------------------------------------
constituting and appointing such person attorney to transfer such


--------------------------------------------------------------------------------
Note on the books of the Issuer, with full power of substitution


--------------------------------------------------------------------------------
in the premises.

Dated:
      -------------------

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

                            OPTION TO ELECT REPAYMENT


                  The undersigned hereby irrevocably requests and instructs the Issuer to repay the within Note (or portion hereof specified below) pursuant to its terms at a price equal to the applicable Repayment Price thereof together with interest to the Repayment Date, to the undersigned at





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           (Please print or typewrite
                      name and address of the undersigned)


                  If less than the entire principal amount of the within Note is to be repaid, specify the portion thereof which the Holder elects to have repaid ____________________; and specify the denomination or denominations (which shall be in authorized denominations) of the Notes to be issued to the Holder for the portion of the within Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid):


--------------------------------------------------------------------------------

Dated:
      ------------------                    -----------------------------------
                                                             (Signature)





Signature Guarantee:
--------------------

                                                                       EXHIBIT B
                                                                       ---------




                           FORM OF FLOATING RATE NOTE


REGISTERED
No. FLR


                               THE TIMKEN COMPANY
                           MEDIUM-TERM NOTE, SERIES A
                                 (Floating Rate)

GLOBAL MEDIUM-TERM NOTE,
SERIES A:  YES ___  NO ___

If this Note is designated as a Global Medium-Term Note, Series A, the following shall apply:

                  Unless this certificate is presented by an authorized representative of The Depository Trust Company to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.



================================  =============================================  =======================================
BASE RATE:                        ORIGINAL ISSUE DATE:                           MATURITY DATE:
--------------------------------  ---------------------------------------------  ---------------------------------------
INDEX MATURITY:                   INTEREST ACCRUAL DATE:                         INTEREST PAYMENT PERIOD:
--------------------------------  ---------------------------------------------  ---------------------------------------
SPREAD (PLUS OR                   INITIAL INTEREST RATE:                         INTEREST PAYMENT DATE(S):
MINUS):
--------------------------------  ---------------------------------------------  ---------------------------------------
ALTERNATE RATE                    INITIAL INTEREST RESET DATE:                   INTEREST RESET PERIOD:
EVENT SPREAD:
--------------------------------  ---------------------------------------------  ---------------------------------------
SPREAD MULTIPLIER:                MAXIMUM INTEREST RATE:                         INTEREST RESET DATE(S):
--------------------------------  ---------------------------------------------  ---------------------------------------
OPTIONAL REPAYMENT                MINIMUM INTEREST RATE:                         CALCULATION AGENT:
DATE(S):
--------------------------------  ---------------------------------------------  ---------------------------------------
                                  INITIAL REDEMPTION DATE:                       SPECIFIED CURRENCY:
--------------------------------  ---------------------------------------------  ---------------------------------------
                                  INITIAL REDEMPTION PERCENTAGE:
--------------------------------  ---------------------------------------------  ---------------------------------------
                                  ANNUAL REDEMPTION PERCENTAGE
                                  REDUCTION:
================================  =============================================  =======================================

TRUSTEE'S CERTIFICATE

OF AUTHENTICATION

         This is one of the Notes referred to in the within-mentioned Indenture.

The Bank of New York,
as Trustee


By
  --------------------------------------
         Authorized Signatory

                               THE TIMKEN COMPANY
                         Medium-Term Floating Rate Notes


                  The Timken Company, an Ohio corporation (the "Issuer"), for value received, hereby promises to pay to







, or registered assignees, the principal sum of

on the Maturity Date specified above (except to the extent redeemed or repaid prior to the Maturity Date) and to pay interest thereon, from the Original Issue Date specified above at a rate per annum equal to the Initial Interest Rate specified above until the Initial Interest Reset Date specified above, and thereafter at a rate per annum determined in accordance with the provisions specified on the reverse hereof until the principal hereof is paid or duly made available for payment. The Issuer will pay interest in arrears monthly, quarterly, semiannually or annually as specified above as the Interest Payment Period on each Interest Payment Date (as specified above), commencing with the first Interest Payment Date next succeeding the Original Issue Date specified above, and on the Maturity Date (or any redemption or repayment date); PROVIDED, HOWEVER, that if the Original Issue Date occurs between a Record Date, as defined below, and the next succeeding Interest Payment Date, interest payments will commence on the second Interest Payment Date succeeding the Original Issue Date to the registered Holder of this Note on the Record Date with respect to such second Interest Payment Date; and PROVIDED, FURTHER, that if an Interest Payment Date or the Maturity Date or redemption or repayment date would fall on a day that is not a Business Day, as defined on the reverse hereof, such Interest Payment Date, Maturity Date or redemption or repayment date shall be the following day that is a Business Day, except that, in the case of a LIBOR Note, if such next Business Day falls in the next calendar month, the Interest Payment Date, Maturity Date or redemption or repayment date shall be the immediately preceding day that is a Business Day.

                  Interest on this Note will accrue from the most recent Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the Original Issue Date or, if the Interest Reset Period specified above is daily or weekly, from, and including, the date hereof (if no interest has been paid on this Note) or from, and excluding, the last date in respect of which interest has been paid or duly provided for, as the case may be. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions described herein, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the date 15 calendar days prior to an Interest Payment Date (whether or not a Business Day) (the "Record Date"); PROVIDED, HOWEVER, that interest payable on the Maturity Date (or any redemption or repayment date) will be payable to the person to whom the principal hereof shall be payable.

                  Payment of the principal of this Note and interest due hereon at the Maturity Date (or any redemption or repayment date) will be made in immediately available funds upon surrender of this Note at the office or agency of the Trustee, as defined on the reverse hereof, maintained for that purpose in the Borough of Manhattan, The City of New York, or at such other office or agency as the Issuer may determine, by wire transfer, if appropriate instructions therefor have been received at least 15 Business Days prior to the date of the related payment; otherwise such payment shall be made by check. Payment of the principal of and interest on this Note will be made in such coin or currency of the United States of America or in a Specified Currency other than U.S. dollars as indicated herein as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that U.S. dollar payments of interest, other than interest due at maturity or any date of redemption or repayment, will be made by United States dollar check mailed to the address of the person entitled thereto as such address shall appear in the Note register. A Holder of U.S. $10,000,000 or more in aggregate principal amount of Notes having the same Interest Payment Date will be entitled to receive payments of interest, other than interest due at maturity or any date of redemption or repayment, by wire transfer of immediately available funds if appropriate wire transfer instructions in writing have been received by the Trustee not less than 15 calendar days prior to the applicable Interest Payment Date. Payments of interest on Notes in a Specified Currency other than U.S. dollars will be made by wire transfer of immediately available funds to an account maintained by the Holder with a bank located outside the United States, and the Holder of such Notes shall provide the Trustee with the appropriate wire transfer instructions.

                  Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture, as defined on the reverse hereof, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed under its corporate seal.


                                         THE TIMKEN COMPANY

[SEAL]
                                         By:
                                            ---------------------------------
                                         Name: Gene E. Little
                                         Title: Senior Vice President - Finance

                  This Note is one of a duly authorized issue of Medium-Term Notes, Series A having maturities from nine months to 30 years from the date of issue (the "Notes") of the Issuer. The Notes are issuable under an Indenture, dated as of February __, 1998 (the "Indenture") between the Issuer and The Bank of New York, as Trustee (the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities of the Issuer, the Trustee and Holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered. The terms of individual Notes may vary with respect to interest rates, interest rate formulas, issue dates, maturity dates, or otherwise, all as provided in the Indenture. To the extent not inconsistent herewith, the terms of the Indenture are hereby incorporated by reference herein.

                  If no Initial Redemption Date is specified on the face hereof, this Note may not be redeemed prior to the Maturity Date. If so indicated on the face of this Note, this Note may be redeemed at the option of the Issuer, on or after the Initial Redemption Date, if any, specified on the face hereof, together with interest accrued and unpaid thereon to the date of redemption. Notice of redemption shall be mailed to the registered Holders of the Notes designated for redemption at their addresses as the same shall appear on the Note register not less than 30 nor more than 60 days prior to the date of redemption, subject to all the conditions and provisions of the Indenture. In the event of redemption of this Note in part only, a new Note or Notes for the amount of the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

                  The "Redemption Price" shall initially be the Initial Redemption Percentage, specified on the face hereof, of the principal amount of this Note to be redeemed and, if not 100% of such principal amount, shall decline on each anniversary of the Initial Redemption Date, specified on the face hereof, by the Annual Redemption Percentage Reduction, if any, specified on the face hereof, of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

                  If no Optional Repayment Date(s) is set forth on the face hereof, this Note may not be repaid prior to the Maturity Date. If so indicated on the face of this Note, this Note may be subject to repayment at the option of the Holder, on the Optional Repayment Date(s) specified on the face hereof, together with interest accrued and unpaid thereon to the date of repayment. For this Note to be repaid in whole or in part at the option of the Holder hereof, the Trustee must receive not less than 30 or more than 45 days prior to the Optional Repayment Date (i) the Note with the form entitled "Option to Elect Repayment" below duly completed or (ii) a facsimile transmission or a letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth the name of the Holder of this Note, the principal amount hereof, the certificate number of this Note or a description of the Note's tenor or terms, the principal amount hereof to be prepaid, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note with the form entitled "Option to Elect Repayment" below duly completed will be received by the Trustee no later than five Business Days after the date of such facsimile transmission or letter and this Note and form duly completed are received by the Trustee by such fifth Business Day. Exercise of such repayment option shall be irrevocable. Such option may be exercised by the Holder for less than the entire principal amount hereof provided that the principal amount remaining Outstanding after repayment is at least $[1,000] or any larger amount that is an integral multiple of $1,000. In the event of repayment of this Note in part only, a new Note or Notes for the amount of the portion hereof that is not repaid shall be issued in the name of the Holder hereof upon the cancellation hereof.

                  This Note will bear interest at the rate determined in accordance with the applicable provisions below by reference to the Base Rate shown on the face hereof based on the Index Maturity, if any, shown on the face hereof (i) plus or minus the Spread, if any, or (ii) multiplied by the Spread Multiplier, if any, specified on the face hereof. Commencing with the Initial Interest Reset Date specified on the face hereof, the rate at which interest on this Note is payable shall be reset as of each Interest Reset Date (as used herein, the term "Interest Reset Date" shall include the Initial Interest Reset
Date). The Interest Reset Date(s) will be the Interest Reset Date(s) specified on the face hereof; PROVIDED, HOWEVER, that (i) the interest rate in effect for the period from the Original Issue Date to the Initial Interest Reset Date specified on the face hereof will be the Initial Interest Rate, (ii) the interest rate in effect hereon for the 15 days immediately prior to the Maturity Date hereof (or, with respect to any principal amount to be redeemed or repaid, any redemption or repayment date) shall be that in effect on the 15th day preceding the Maturity Date hereof or such date of redemption or repayment, as the case may be, and (iii) if any Note is issued between a Record Date and the related Interest Payment Date, and such Note has daily or weekly Interest Reset Dates, then notwithstanding the fact that an Interest Reset Date may occur prior to such Interest Payment Date, the Initial Interest Rate set forth on the face hereof shall remain in effect through the first Interest Reset Date occurring on or subsequent to such Interest Payment Date. If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding day that is a Business Day, except that, in the case of a LIBOR Note, if such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the next preceding Business Day. As used herein, "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in The City of New York and
(i) if this Note bears interest calculated by reference to LIBOR that is also a London Banking Day, (ii) if this Note is denominated in a Specified Currency other than U.S. dollars or European Currency Units ("ECUs"), is also a business day in the principal financial center of the country of the Specified Currency and (iii) if this Note is denominated in ECUs, that is an ECU clearing day, as determined by the ECU Banking Association in Paris.

                  The Interest Determination Date pertaining to an Interest Reset Date for Notes bearing interest calculated by reference to the CD Rate, Commercial Paper Rate, Federal Funds Rate and Prime Rate will be the second Business Day next preceding such Interest Reset Date. The Interest Determination Date pertaining to an Interest Reset Date for Notes bearing interest calculated by reference to LIBOR shall be the second London Banking Day preceding such Interest Reset Date. "London Banking Day" means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market. The Interest Determination Date pertaining to an Interest Reset Date for Notes bearing interest calculated by reference to the Treasury Rate shall be the day of the week in which such Interest Reset Date falls on which Treasury bills normally would be auctioned; PROVIDED, HOWEVER, that if as a result of a legal holiday an auction is held on the Friday of the week preceding such Interest Reset Date, the related Interest Determination Date shall be such preceding Friday; and PROVIDED, FURTHER, that if an auction shall fall on any Interest Reset Date, then the Interest Reset Date shall instead be the first Business Day following the date of such auction.

                  The "Calculation Date" pertaining to any Interest Determination Date will be the earlier of (i) the tenth calendar day after such Interest Determination Date or if such day is not a Business Day, the next succeeding Business Day, or (ii) the Business Day preceding the applicable Interest Payment Date or Maturity Date, as the case may be.

                  DETERMINATION OF CD RATE. If the Base Rate specified on the face hereof is the CD Rate, the CD Rate with respect to this Note shall be determined on each Interest Determination Date and shall be the rate on such date for negotiable certificates of deposit having the Index Maturity specified on the face hereof as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates," or any successor publication of the Board of Governors of the Federal Reserve System ("H.15(519)"), under the heading "CDs (Secondary Market)," or, if not so published by 9:00 A.M., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the CD Rate will be the rate on such Interest Determination Date for negotiable certificates of deposit of the Index Maturity specified on the face hereof as published by the Federal Reserve Bank of New York in its daily statistical release "Composite 3:30 P.M. Quotations for U.S. Government Securities" ("Composite Quotations") under the heading "Certificates of Deposit." If neither of such rates is published by 3:00 P.M., New York City time, on such Calculation Date, then the CD Rate on such Interest Determination Date will be calculated by the Calculation Agent referred to on the face hereof and will be the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on such Interest Determination Date, for certificates of deposit in an amount that is representative for a single transaction at that time with a remaining maturity closest to the Index Maturity specified on the face hereof of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money center banks; PROVIDED, HOWEVER, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the CD Rate in effect for the applicable period will be the same as the CD Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the rate of interest payable hereon shall be the Initial Interest
Rate).

                  DETERMINATION OF COMMERCIAL PAPER RATE. If the Base Rate specified on the face hereof is the Commercial Paper Rate, the Commercial Paper Rate with respect to this Note shall be determined on each Interest Determination Date and shall be the Money Market Yield (as defined herein) of the rate on such date for commercial paper having the Index Maturity specified on the face hereof, as such rate shall be published in H.15(519) under the caption "Commercial Paper-Nonfinancial," or if not so published prior to 9:00 A.M., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the Commercial Paper Rate shall be the Money Market Yield of the rate on such Interest Determination Date for commercial paper of the Index Maturity specified on the face hereof as published in Composite Quotations under the caption "Commercial Paper." If neither of such rates is published by 3:00 P.M., New York City time, on such Calculation Date, then the Commercial Paper Rate shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 A.M., New York City time, on such Interest Determination Date of three leading dealers in commercial paper in The City of New York selected by the Calculation Agent for commercial paper of the Index Maturity specified on the face hereof, placed for an industrial issuer whose bond rating is "AA," or the equivalent, from a nationally recognized rating agency; PROVIDED, HOWEVER, that if the dealers elected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the rate of interest in effect for the applicable period will be the same as the Commercial Paper Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the rate of interest payable hereon shall be the Initial Interest Rate).

                  "Money Market Yield" shall be the yield calculated in accordance with the following formula:

                  Money Market Yield =        D X 360    x 100
                                           ------------
                                           360 - (D X M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal and "M" refers to the actual number of days in the interest period for which interest is being calculated.

                  DETERMINATION OF FEDERAL FUNDS RATE. If the Base Rate specified on the face hereof is the Federal Funds Rate, the Federal Funds Rate with respect to this Note shall be determined on each Interest Determination Date and shall be the rate on such date for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)," or, if not so published by 9:00 A.M., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the Federal Funds Rate will be the rate on such Interest Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate." If neither of such rates is published by 3:00 P.M., New York City time, on such Calculation Date, the Federal Funds Rate for such Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight Federal funds prior to 9:00 A.M., New York City time, on such Interest Determination Date arranged by three leading brokers in Federal funds transactions in The City of New York selected by the Calculation Agent; PROVIDED, HOWEVER, that if the brokers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate in effect for the applicable period will be the same as the Federal Funds Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the rate of interest payable hereon shall be the Initial Interest Rate).

                  DETERMINATION OF LIBOR. If the Base Rate specified on the face hereof is LIBOR, LIBOR with respect to this Note shall be determined on each Interest Determination Date as follows:

                           (i) As of the Interest Determination Date, LIBOR will
                  be either: (a) if "LIBOR Reuters" is specified in the applicable Pricing Supplement, the arithmetic mean of the offered rates (unless the specified Designated LIBOR Page (as defined below) by its terms provides only for a single rate, in which case such single rate shall be used) for deposits in the Index Currency having the Index Maturity designated in the applicable Pricing Supplement, commencing on the second London Banking Day immediately following such Interest Determination Date, that appear on the Designated LIBOR Page as of 11:00 A.M., London time, on that Interest Determination Date, if at least two such offered rates appear (unless, as aforesaid, only a single rate is required) on such Designated LIBOR Page, or (b) if "LIBOR Telerate" is specified in the applicable Pricing Supplement, the rate for deposits in the Index Currency having the Index maturity designated in the applicable Pricing Supplement, commencing on the second London Banking Day immediately following such Interest Determination Date, that appears on the Designated LIBOR Page as of 11:00 A.M., London time, on that Interest Determination Date. If fewer than two offered rates appear (if "LIBOR Reuters" is specified in the applicable Pricing Supplement) or no rate appears (if "LIBOR Telerate" is specified in the applicable Pricing Supplement) or no rate appears (if "LIBOR Telerate" is specified in the applicable Pricing Supplement), LIBOR in respect of the related Interest Determination Date will be determined as if the parties had specified the rate described in clause (ii) below.

                           (ii) With respect to an Interest Determination Date
                  on which fewer than two offered rates appear (if "LIBOR Reuters" is specified in the applicable Pricing Supplement) or no rate appears (if "LIBOR Telerate" is specified in the applicable Pricing Supplement), the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in the Index Currency for the period of the Index Maturity designated in the applicable Pricing Supplement, commencing on the second London Banking Day immediately following such Interest Determination Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on such Interest Determination Date and in a principal amount of not less than $1,000,000 (or the equivalent in the Index Currency, if the Index Currency is not the U.S. dollar) that is representative of a single transaction in such Index Currency in such market at such time. If at least two such quotations are provided, LIBOR determined on such Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR determined on such Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 A.M. (or such other time specified in the applicable Pricing Supplement), in the applicable principal financial center for the country of the Index Currency on such Interest Determination Date, by three major banks in such principal financial center selected by the Calculation Agent for loans in the Index Currency to leading European banks, having the Index Maturity designated in the applicable Pricing Supplement and in a principal amount of not less than $1,000,000 commencing on the second London Banking Day immediately following such Interest Determination Date (or the equivalent in the Index Currency, if the Index Currency is not the U.S. dollar) that is representative for a single transaction in such Index Currency in such market at such time; provided, however, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR in effect for the applicable period will be the same as LIBOR for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the rate of interest payable on the LIBOR Notes for which such LIBOR is being determined shall be the Initial Interest Rate).

                  INDEX CURRENCY means the currency (including composite currencies) specified in the applicable Pricing Supplement as the currency for which LIBOR shall be calculated. If no such currency is specified in the applicable Pricing Supplement, the Index Currency shall be U.S.
dollars.

                  DESIGNATED LIBOR PAGE means either (a) if "LIBOR Reuters" is designated in the applicable Pricing Supplement, the display on the Reuters Monitor Money Rates Service for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency, or (b) if "LIBOR Telerate" is designated in the applicable Pricing Supplement, the display on the Dow Jones Telerate Service for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency. If neither LIBOR Reuters nor LIBOR Telerate is specified in the applicable Pricing Supplement, LIBOR for the applicable Index Currency will be determined as if LIBOR Telerate (and, if the U.S. dollar is the Index Currency, Page 3750) had been specified.

                  DETERMINATION OF PRIME RATE. If the Base Rate specified on the face hereof is the Prime Rate, the Prime Rate with respect to this Note shall be determined on each Interest Determination Date and shall be the rate set forth in H.15(519) for such date opposite the caption "Bank Prime Loan." If such rate is not yet published by 9:00 A.M., New York City time, on the Calculation Date, the Prime Rate for such Interest Determination Date will be the arithmetic mean of the rates of interest publicly announced by each bank named on the Reuters Screen USPRIME1 (as defined below) as such bank's prime rate or base lending rate as in effect for such Interest Determination Date as quoted on the Reuters Screen USPRIME1 on such Interest Determination Date, or, if fewer than four such rates appear on the Reuters Screen USPRIME1 for such Interest Determination Rate, the rate shall be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on such Interest Determination Date by at least two of the three major money center banks in The City of New York selected by the Calculation Agent from which quotations are requested. If fewer than two quotations are provided, the Prime Rate shall be calculated by the Calculation Agent and shall be determined as the arithmetic mean on the basis of the prime rates in The City of New York by the appropriate number of substitute banks or trust companies organized and doing business under the laws of the United States, or any State thereof, in each case having total equity capital of at least U.S. $500 million and being subject to supervision or examination by federal or state authority, selected by the Calculation Agent to quote such rate or rates; provided, however, that if the banks or trust companies selected as aforesaid by the Calculation Agent are not quoting as set forth above, the "Prime Rate" in effect for the applicable period will be the same as the Prime Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the rate of interest payable on the Prime Rate Notes for which such Prime Rate is being determined shall be the Initial Interest Rate). "Reuters Screen USPRIME1" means the display designated as page "USPRIME1" on the Reuters Monitor Money Rates Services (or such other page as may replace the USPRIME1 on that service for the purpose of displaying prime rates or base lending rates of major United States banks).

                  DETERMINATION OF TREASURY RATE. If the Base Rate specified on the face hereof is the Treasury Rate, the Treasury Rate with respect to this Note shall be determined on each Interest Determination Date and shall be the rate for the auction held on such date of direct obligations of the United States ("Treasury Bills") having the Index Maturity specified on the face hereof, as published in H.15(519) under the heading "Treasury Bills--auction average (investment)," or if not so published by 9:00 A.M., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the auction average rate on such Interest Determination Date (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury Bills having the Index

Maturity specified on the face hereof are not published or reported as provided above by 3:00 P.M., New York City time, on such Calculation Date or if no such auction is held on such Determination Date, then the Treasury Rate shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Interest Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified on the face hereof; PROVIDED, HOWEVER, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate for such Interest Reset Date will be the same as the Treasury Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the rate of interest payable hereon shall be the Initial Interest Rate).

                  Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified on the face hereof. The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Calculation Date. The interest rate on this Note will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States Federal law of general application.

                  At the request of the Holder hereof, the Calculation Agent will provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate that will become effective as of the next Interest Reset Date.

                  Interest payments on this Note will include interest accrued to but excluding the Interest Payment Dates or Maturity Date (or any redemption or repayment date), as the case may be; PROVIDED, HOWEVER, that if the Interest Reset Period with respect to this Note is daily or weekly, interest payable on any Interest Payment Date, other than interest payable on any date on which principal hereof is payable, will include interest accrued through and including the Record Date next preceding the applicable Interest Payment Date. Accrued interest hereon shall be an amount calculated by multiplying the face amount hereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day in the period for which interest is being paid. The interest factor for each such date shall be computed by dividing the interest rate applicable to such day by 360 if the Base Rate is CD Rate, Commercial Paper Rate, Federal Funds Rate, Prime Rate or LIBOR, as specified on the face hereof, or by the actual number of days in the year if the Base Rate is the Treasury Rate, as specified on the face hereof. All percentages resulting from any calculation of the rate of interest on this Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point (.0000001), with five one-millionths of a percentage point rounded upward, and all dollar amounts used in or resulting from such calculation on this Note will be rounded to the nearest cent (with one-half cent rounded upward). The interest rate in effect on any Interest Reset Date will be the applicable rate as reset on such date. The interest rate applicable to any other day is the interest rate from the immediately preceding Interest Reset Date (or, if none, the Initial Interest Rate).

                  This Note and all the obligations of the Issuer hereunder are direct, unsecured obligations of the Issuer and rank without preference or priority among themselves and PARI PASSU with all other existing and future unsecured and unsubordinated indebtedness of the Issuer.

                  This Note, and any Note or Notes issued upon transfer or exchange hereof, is issuable only in fully registered form, without Coupons, and, if denominated in U.S. dollars, is issuable only in denominations of U.S. $1,000 and any integral multiple of U.S. $1,000 in excess thereof. If this Note is denominated in a Specified Currency other than U.S. dollars, it is issuable only in denominations of the equivalent of U.S. $1,000 (rounded down to an integral multiple of 1,000 units of such Specified Currency), or any amount in excess thereof which is an integral multiple of 1,000 units of such Specified Currency, as determined by reference to the noon dollar buying rate in New York City for cable transfers of such Specified Currency published by the Federal Reserve Bank of New York (the "Market Exchange Rate") on the Business Day immediately preceding the date of issuance; PROVIDED, HOWEVER, in the case of ECUs, the Market Exchange Rate shall be the rate of exchange determined by the Commission of the European Communities (or any successor thereto) as published in the Official Journal of the European Communities, or any successor publication, on the Business Day immediately preceding the day of issuance.

                  The Trustee has been appointed registrar for the Notes, and the Trustee will maintain at its office in The City of New York a register for the registration and transfer of Notes. This Note may be transferred at the aforesaid office of the Trustee by surrendering this Note for cancellation, accompanied by a written instrument of transfer in form satisfactory to the Trustee and duly executed by the registered Holder hereof in person or by the Holder's attorney duly authorized in writing, and thereupon the Trustee shall issue in the name of the transferee or transferees, in exchange herefor, a new Note or Notes having identical terms and provisions for a like aggregate principal amount in authorized denominations, subject to the terms and conditions set forth herein; PROVIDED, HOWEVER, that the Trustee will not be required (i) to register the transfer of or exchange any Note that has been called for redemption in whole or in part, except the unredeemed portion of Notes being redeemed in part, (ii) to register the transfer of or exchange any
Note if the Holder thereof has exercised his right, if any, to require the Issuer to repurchase such Note in whole or in part, except the portion of such Note not required to be repurchased, or (iii) to register the transfer of or exchange Notes to the extent and during the period so provided in the Indenture with respect to the redemption of Notes. Notes are exchangeable at said office for other Notes of other authorized denominations of equal aggregate principal amount having identical terms and provisions. All such exchanges and transfers of Notes will be free of charge, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge in connection therewith. All Notes surrendered for exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and executed by the registered Holder in person or by the Holder's attorney duly authorized in writing. The date of registration of any Note delivered upon any exchange or transfer of Notes shall be such that no gain or loss of interest results from such exchange or transfer.

                  In case any Notes shall at any time become mutilated, defaced or be destroyed, lost or stolen and such Note or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required in the premises) shall be delivered to the Trustee, a new Note of like tenor will be issued by the Issuer in exchange for the Note so mutilated, or in lieu of the Note so destroyed or lost or stolen, but, in the case of any destroyed or lost or stolen Note, only upon receipt of evidence satisfactory to the Trustee and the Issuer that such Note was destroyed or lost or stolen and upon receipt also of indemnity satisfactory to each of them. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Note shall be borne by the owner of the Note mutilated, defaced, destroyed, lost or stolen.

                  The Indenture provides that, (a) if an Event of Default (as defined in such Indenture) due to the default in payment of principal of or interest on any series of Securities issued under the Indenture, including the series of Medium-Term Notes, Series A of which this Note forms a part, or due to the default in the performance or breach of any other covenant or warranty of the Issuer applicable to the Securities of such series but not applicable to all Outstanding Securities issued under the Indenture shall have occurred and be continuing, either the Trustee or the Holders of not less than 25% in principal amount of the Securities of each affected series (each such series voting as a separate class) may then declare the principal of all Securities of all such series and interest accrued thereon to be due and payable immediately, (b) if an Event of Default due to the default in the performance of any other covenant or agreement contained in the Indenture applicable to all Outstanding Securities shall have occurred and be continuing, either the Trustee or the Holders of 25% in principal amount of the Outstanding Securities (treated as one class) may declare the principal (or, if the Securities are Original Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all Securities and interest accrued thereon to be due and payable immediately and (c) if an Event of Default due to certain events of bankruptcy, insolvency or reorganization of the Issuer, shall have occurred and be continuing then the principal of all such Securities and interest accrued thereon shall become due and payable immediately.

                  The Indenture permits the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of each series issued under the Indenture then Outstanding and affected, to execute supplemental indentures adding any provisions to or modifying in any manner the rights of the Holders of each series so affected; PROVIDED that the Issuer and the Trustee shall not, without the consent of the Holder of each Outstanding Security affected thereby, (a) extend the final maturity of any such Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption or repayment thereof, or change the currency of payment thereof, or impair or affect the rights of any Holder to institute suit for the payment thereof without the consent of the Holder of each Security so affected; or (b) reduce the aforesaid percentage in principal amount of Securities the consent of the Holders of which is required for any such supplemental indenture, without the consent of the Holders of each Security so affected.

                  Except as set forth below, if the principal of, or interest on, this Note is payable in a Specified Currency other than U.S. dollars and such Specified Currency is not available to the Issuer for making payments hereon due to the imposition of exchange controls or other circumstances beyond the control of the Issuer or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions within the international banking community, then the Issuer will be entitled to satisfy its obligations to the Holder of this Note by making such payments in U.S. dollars on the basis of the Market Exchange Rate on the date of such payment or, if the Market Exchange Rate is not available on such date, as of the most recent practicable date. Any payment made under such circumstances in U.S.

dollars where the required payment is in a Specified Currency other than U.S. dollars will not constitute an Event of Default.

                  If payment in respect of this Note is required to be made in ECUs and ECUs are unavailable due to the imposition of exchange controls or other circumstances beyond the Issuer's control or are no longer used in the European Monetary System, then all payments in respect of this Note shall be made in U.S. dollars until ECUs are again available or so used. The amount of each payment in U.S. dollars shall be computed on the basis of the equivalent of the ECU in U.S. dollars, determined as described below, as of the second Business Day prior to the date on which such payment is due.

                  The equivalent of the ECU in U.S. dollars as of any date (the "Day of Valuation") shall be determined by the Issuer or its agent on the following basis. The component currencies of the ECU for this purpose (the "Components") shall be the currency amounts that were components of the ECU as of the last date on which the ECU was used in the European Monetary System. The equivalent of the ECU in U.S. dollars shall be calculated by aggregating the U.S. dollar equivalents of the Components. The U.S. dollar equivalent of each of the Components shall be determined by the Issuer or such agent on the basis of the most recently available Market Exchange Rates for such Components.

                  If the official unit of any Component is altered by way of combination or subdivision, the number of units of that currency as a Component shall be divided or multiplied in the same proportion. If two or more Components are consolidated into a single currency, the amounts of those currencies as Components shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated component currencies expressed in such single currency. If any Component is divided into two or more currencies, the amount of the original component currency shall be replaced by the amounts of such two or more currencies, each of which shall be equal to the amount of the original component currency separated into the number of currencies into which such original currency was divided.

                  All determinations referred to above made by the Issuer or its agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive to the extent permitted by law for all purposes and binding on Holders of Notes.

                  So long as this Note shall be Outstanding, the Issuer will cause to be maintained an office or agency for the payment of the principal of and interest on this Note as herein provided in the Borough of Manhattan, The City of New York, and an office or agency in said Borough of Manhattan for the registration, transfer and exchange as aforesaid of the Notes. The Issuer may designate other agencies for the payment of said principal and interest at such place or places (subject to applicable laws and regulations) as the Issuer may decide. So long as there shall be such an agency, the Issuer shall keep the Trustee advised of the names and locations of such agencies, if any are so designated.

                  With respect to moneys paid by the Issuer and held by the Trustee for the payment of the principal of or interest on any Notes that remain unclaimed at the end of two years after such principal or interest shall have become due and payable (whether at maturity or upon call for redemption or otherwise), (i) the Trustee shall notify the Holders of such Notes that such moneys shall be repaid to the Issuer and any person claiming such moneys shall thereafter look only to the

Issuer for payment thereof and (ii) such moneys shall be so repaid to the Issuer. Upon such repayment all liability of the Trustee with respect to such moneys shall thereupon cease, without, however, limiting in any way any obligation that the Issuer may have to pay the principal of or interest on this Note as the same shall become due.

                  No provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed unless otherwise agreed between the Issuer and the registered Holder of this Note.

                  Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  No recourse shall be had for the payment of the principal of or the interest on this Note, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                  This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of law principles.

                  All terms used in this Note which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

                  TEN COM-as tenants in common

                  TEN ENT-as tenants by the entireties

                  JT TEN-as joint tenants with right of survivorship
                         and not as tenants in common

                  UNIF GIFT MIN ACT - ...........Custodian.............
                                          (Cust)              (Minor)

                  Under Uniform Gifts to Minors Act ...................
                                                           (State)

                  Additional abbreviations may also be used though not in the above list.

                             -----------------------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE]

                                            !
--------------------------------------------
                                            !
                                            !
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--------------------------------------------------------------------------------

[PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING ZIP CODE,
         OF ASSIGNEE]


--------------------------------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably


--------------------------------------------------------------------------------
constituting and appointing such person attorney to transfer such


--------------------------------------------------------------------------------
Note on the books of the Issuer, with full power of substitution


--------------------------------------------------------------------------------
in the premises.

Dated:
      -------------------

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

                            OPTION TO ELECT REPAYMENT


                  The undersigned hereby irrevocably requests and instructs the Issuer to repay the within Note (or portion hereof specified below) pursuant to its terms at a price equal to the applicable Repayment Price thereof together with interest to the Repayment Date, to the undersigned at


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           (Please print or typewrite
                      name and address of the undersigned)


                  If less than the entire principal amount of the within Note is to be repaid, specify the portion thereof which the Holder elects to have repaid ____________________; and specify the denomination or denominations (which shall be in authorized denominations) of the Notes to be issued to the Holder for the portion of the within Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid):


--------------------------------------------------------------------------------

Dated:
      --------------------                  ----------------------------------
                                                        (Signature)



Signature Guarantee:
--------------------